Dreyfus

Investment Portfolios,

Core Value Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                            20   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                           Core Value Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Core Value Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Valerie J. Sill.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Investment Portfolios, Core Value Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Valerie J. Sill, Portfolio Manager

How did Dreyfus Investment Portfolios, Core Value Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Investment Portfolios, Core Value Portfolio produced a total return of 19.73%.(1) The Standard & Poor's 500 BARRA Value Index, the portfolio's new benchmark, returned 12.72%, and the Standard & Poor' s 500((reg.tm)) Composite Stock Price Index ("S&P 500 Index"), the portfolio' s former benchmark, returned 21.03% for the same period.(2) The Standard & Poor' s 500 BARRA Value Index has been selected as the new benchmark for comparing the portfolio' s performance based on the portfolio's and the Index's large-cap value orientation.

Generally speaking, the growth style of investing outperformed the value style during 1999, and that is the primary reason why the portfolio underperformed the S& P 500 Index, which contains a high percentage of growth stocks. However, the portfolio significantly outperformed the S&P BARRA Value Index, a measure of value stocks.

What is the portfolio's investment approach?

The portfolio invests primarily in large-cap companies that are considered undervalued based on traditional measures such as price-to-earnings ratios. In choosing stocks, we use a "bottom-up" stock selection approach, focusing on individual companies rather than a "top-down" approach that forecasts market trends. We also focus on a company's relative value, financial strength, sales and earnings momentum and likely catalysts that could ignite the stock price.

What other factors influenced the portfolio's performance?

The stock market ended 1999 at record levels, having nearly quadrupled during the decade. To be sure, the overall bull market for stocks was a major influence on our results. However, much of the market's
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

performance was dominated by the growth style of investing, while the value style has generally lagged.

Last spring, it appeared as if value investing would dominate in terms of performance. As the global recovery took hold, value stocks, which had been depressed, staged an impressive, albeit a short-lived rally. The value rally was cut short when inflation fears resurfaced after years on the sidelines, prompting the Federal Reserve Board to shift towards a policy of higher interest rates. In such an environment, value stocks, such as banks, began to perform poorly as their profit margins were squeezed. And economically cyclical stocks, another value category, began to retreat over concern that the Fed's stance would slow the economy.

Investors turned their attention back to technology companies, particularly Internet-related shares, whose growth was not dependent on the economy's fortunes. Other strong groups included energy, which benefited from soaring oil prices, and stock brokerage firms, which generated enormous trading volume from the bull market.

During the reporting period, we continued to search for value in all industries -- including such hot areas of the market as telecommunications and technology, which are normally associated exclusively with growth investing. Indeed, two of the portfolio' s strongest performers during 1999 were Sun Microsystems and Nortel Networks, both of which appeared undervalued when they were originally purchased. Sun Microsystems is a company that is helping build the infrastructure of the Internet, and Nortel Networks is a leading manufacturer of telecommunications equipment. In addition, we still see Hewlett-Packard as a value stock because it is trading at a low price-earnings multiple compared to other technology companies.

We also invested in more typical value industries, such as energy, which was a strong performer during 1999 as oil prices rebounded from $10 to reach $25 per barrel. The portfolio's investment in Mobil benefited from Mobil's merger with Exxon, a combination that is likely to generate tremendous cost savings.


In addition, our quantitative screening process identified many economically cyclical stocks at the beginning of 1999 that were attractively valued at the time. Examples include duPont (E.I.) de Nemours & Co., which has benefited from rising oil prices, and Dow Chemical, which is expected to generate efficiencies after it combines with Union Carbide.

What is the portfolio's current strategy?

Currently, we see significant value in the pharmaceutical sector, where we believe investors overreacted to Congressional debate over the expansion of Medicare to cover prescription drugs. The drug companies continue to introduce an impressive array of new products while generating strong earnings growth. Other attractive areas include consumer durables, such as Dutch-based Philips Electronics, which is benefiting from the improving markets in Europe, and consumer non-durables, such as NIKE, which is performing better along with
Asia'   s    economy.

In short, we believe that the portfolio continues to hold stocks that are undervalued -- and that these companies have catalysts in place that have the potential to unlock strong performance.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURE PROVIDED REFLECTS THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE STANDARD & POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Core Value Portfolio with the Standard & Poor's 500 Composite Stock Price Index and the Standard & Poor's 500 BARRA Value Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      5/1/98             19.73%             7.61%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, CORE VALUE PORTFOLIO ON 5/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD & POOR'S 500 BARRA VALUE INDEX AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S 500 BARRA VALUE INDEX HAS BEEN SELECTED AS THE PRIMARY INDEX FOR COMPARING THE PORTFOLIO'S PERFORMANCE BASED ON THE PORTFOLIO'S AND THE INDEX'S VALUE ORIENTATION. THE STANDARD & POOR'S 500 BARRA VALUE INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE LOW PRICE-TO-BOOK RATIOS. THE S&P 500 IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. PERFORMANCE FOR THIS INDEX WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS. NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999




COMMON STOCKS--91.7%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BASIC INDUSTRIES--7.7%

Conoco, Cl. B                                                                                    13,084                  325,478

Dow Chemical                                                                                      1,800                  240,525

duPont (E.I.) deNemours & Co.                                                                     4,851                  319,560

Georgia-Pacific                                                                                   3,300                  167,475

Union Carbide                                                                                     2,000                  133,500

                                                                                                                       1,186,538

BUILDING & CONSTRUCTION--.5%

Deere & Co.                                                                                       1,900                   82,412

CAPITAL GOODS--6.3%

Boeing                                                                                            1,900                   78,969

Caterpillar                                                                                       1,600                   75,300

Delphi Automotive Systems                                                                         8,200                  129,150

Eaton                                                                                             1,100                   79,887

Ingersoll-Rand                                                                                    1,400                   77,088

Tyco International                                                                                2,100                   81,637

United Technologies                                                                               4,900                  318,500

Waste Management                                                                                  7,247                  124,558

                                                                                                                         965,089

CONSUMER DURABLES--3.3%

Ford Motor                                                                                        2,900                  154,969

Philips Electronics                                                                               2,634                  355,590

                                                                                                                         510,559

CONSUMER NON-DURABLES--4.1%

Kimberly-Clark                                                                                    3,400                  221,850

NIKE, Cl. B                                                                                       4,000                  198,250

Philip Morris Cos.                                                                                7,900                  183,181

Tommy Hilfiger                                                                                    1,300  (a)              30,306

                                                                                                                         633,587

CONSUMER SERVICES--8.4%

Cendant                                                                                           4,200  (a)             111,562

Disney (Walt)                                                                                    10,800                  315,900

Federated Department Stores                                                                       4,500  (a)             227,531

First Data                                                                                        6,800                  335,325

K mart                                                                                            6,000                   60,375

TJX Cos.                                                                                          2,400                   49,050

Toys R Us                                                                                         4,200  (a)              60,113

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES (CONTINUED)

Tricon Global Restaurants                                                                         3,200  (a)             123,600

                                                                                                                       1,283,456

ENERGY--8.4%

Coastal                                                                                           2,200                   77,962

Exxon Mobil                                                                                       5,652                  455,383

Schlumberger                                                                                      2,900                  163,125

Texaco                                                                                            5,500                  298,719

Tosco                                                                                             4,900                  133,219

Transocean Sedco Forex                                                                            2,561                   86,288

Unocal                                                                                            2,100                   70,481

                                                                                                                       1,285,177

FINANCE--21.5%

Allmerica Financial                                                                                 900                   50,063

American General                                                                                  1,600                  121,400

American International Group                                                                      4,231                  457,477

Astoria Financial                                                                                 1,800                   54,787

Bank of America                                                                                   5,878                  295,002

Chase Manhattan                                                                                   4,200                  326,288

Citigroup                                                                                         9,250                  513,953

Federal National Mortgage Association                                                             3,500                  218,531

Fleet Boston Financial                                                                            9,306                  323,965

Golden State Bancorp                                                                              7,000  (a)             120,750

Goldman Sachs Group                                                                               1,600                  150,700

Marsh & McLennan Cos.                                                                             1,500                  143,531

Morgan Stanley Dean Witter & Co.                                                                  1,700                  242,675

Washington Mutual                                                                                 2,144                   55,744

Wells Fargo                                                                                       5,500                  222,406

                                                                                                                       3,297,272

HEALTH CARE--8.9%

Abbott Laboratories                                                                              11,000                  399,437

Aetna                                                                                             1,200                   66,975

American Home Products                                                                            6,600                  260,288

CIGNA                                                                                             1,400                  112,788

Columbia/HCA Healthcare                                                                           8,400                  246,225

Pharmacia & Upjohn                                                                                4,600                  207,000

Wellpoint Health Networks                                                                         1,200  (a)              79,125

                                                                                                                       1,371,838



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY--13.0%

Cabletron Systems                                                                                 5,200  (a)             135,200

Computer Associates International                                                                 3,400                  237,788

Computer Sciences                                                                                 1,000  (a)              94,625

Compuware                                                                                         4,000  (a)             149,000

Electronic Data Systems                                                                           3,000                  200,812

Hewlett-Packard                                                                                   2,275                  259,208

International Business Machines                                                                   1,400                  151,200

Motorola                                                                                          2,100                  309,225

Nortel Networks                                                                                   1,900                  191,900

Novell                                                                                            2,900  (a)             115,819

Sun Microsystems                                                                                  2,000  (a)             154,875

                                                                                                                       1,999,652

TRANSPORTATION--1.9%

Southwest Airlines                                                                                4,100                   66,369

Union Pacific                                                                                     5,000                  218,125

                                                                                                                         284,494

UTILITIES--7.7%

CMS Energy                                                                                        1,800                   56,138

Duke Energy                                                                                       4,650                  233,081

Edison International                                                                              3,700                   96,894

GTE                                                                                               3,500                  246,969

MCI WorldCom                                                                                      4,200  (a)             222,862

SBC Communications                                                                                4,200                  204,750

Scottish Power, A.D.R.                                                                            4,118                  115,304

                                                                                                                       1,175,998

TOTAL COMMON STOCKS

   (cost $12,987,208)                                                                                                 14,076,072
-----------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.9%
-----------------------------------------------------------------------------------------------------------------------------------

CONSUMER SERVICES;

News Corp, ADR

   (cost $225,305)                                                                                8,550                  285,891

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
SHORT-TERM INVESTMENTS--5.2%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U. S. GOVERNMENT AGENCY DISCOUNT NOTES;

Federal Home Loan Banks,

  1.50%, 1/3/2000

   (cost $799,933)                                                                              800,000                  799,933
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,012,446)                                                              98.8%               15,161,896

CASH AND RECEIVABLES (NET)                                                                         1.2%                  180,880

NET ASSETS                                                                                       100.0%               15,342,776

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,012,446  15,161,896

Cash                                                                    189,300

Dividends receivable                                                     15,228

Prepaid expenses                                                         22,441

                                                                     15,388,865
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            12,846

Accrued expenses and other liabilities                                   33,243

                                                                         46,089
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        15,342,776
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      14,217,311

Accumulated undistributed investment income--net                            188

Accumulated net realized gain (loss) on investments                    (24,173)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 4                                             1,149,450
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       15,342,776
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      1,098,580

NET ASSET VALUE, offering and redemption price per share ($)            13.97

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $773 foreign taxes withheld at source)          148,398

Interest                                                                18,788

TOTAL INCOME                                                           167,186

EXPENSES:

Investment advisory fee--Note 3(a)                                      80,234

Auditing fees                                                           22,109

Custodian fees--Note 3(a)                                               18,592

Legal fees                                                              18,118

Prospectus and shareholders' reports                                    11,489

Registration fees                                                        2,099

Trustees' fees and expenses--Note 3(b)                                   1,223

Shareholder servicing costs                                                299

Miscellaneous                                                            6,775

TOTAL EXPENSES                                                         160,938

Less--reduction in investment advisory fee due to
  undertaking--Note 3(a)                                              (53,959)

NET EXPENSES                                                           106,979

INVESTMENT INCOME--NET                                                  60,207
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                280,590

Net unrealized appreciation (depreciation) on investments            1,104,740

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,385,330

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,445,537

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                   ----------------------------

                                                     1999               1998a
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             60,207               31,919

Net realized gain (loss) on investments           280,590            (304,763)

Net unrealized appreciation (depreciation)
   on investments                               1,104,740               44,710

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,445,537             (228,134)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (66,069)             (36,433)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  11,031,262            6,187,697

Dividends reinvested                               66,069               36,433

Cost of shares redeemed                       (3,092,776)             (50,810)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS             8,004,555            6,173,320

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,384,023            5,908,753
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,958,753               50,000

END OF PERIOD                                  15,342,776            5,958,753

Undistributed investment income--net                  188                    -
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       821,212              505,520

Shares issued for dividends reinvested              4,861                3,358

Shares redeemed                                 (235,841)              (4,530)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     590,232              504,348

(A)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                         Year Ended December 31,
                                                        ------------------------

                                                             1999        1998a
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        11.72        12.50

Investment Operations:

Investment income--net                                        .07(b)       .07

Net realized and unrealized gain (loss) on investments       2.24         (.77)

Total from Investment Operations                             2.31         (.70)

Distributions:

Dividends from investment income--net                        (.06)        (.08)

Net asset value, end of period                              13.97        11.72
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          19.73        (5.59)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.00          .67(c)

Ratio of net investment income to average net assets         .56          .62(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            .50          .74(c)

Portfolio Turnover Rate                                    97.14        47.37(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     15,343           5,959

(A) FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering eleven series, including the Core Value Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 404,566 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $6,050 and decreased paid-in capital by $6,050. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $53,959 during the period ended December 31, 1999.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $44 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $18,592 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $17,162,935 and $9,937,440, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $1,149,450, consisting of $1,986,771 gross unrealized appreciation and $837,321 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Core Value Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Core Value Portfolio (one of the series constituting Dreyfus Investment Portfolios) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Core Value Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000

                                                                  The Portfolio


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.


                                                           For More Information

                        Dreyfus

                        Investment Portfolios,

                        Core Value Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  172AR9912



================================================================================



Dreyfus

Investment Portfolios, Emerging Leaders Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Leaders Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Emerging Leaders Portfolio, covering the period from the portfolio's inception on December 15, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio managers, Hilary Woods and Paul Kandel.

The past year has been both highly volatile and rewarding for investors in U.S. stocks, including the small-capitalization sector of the market. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the advance of the stock market, including the small-cap market, in 1999, however. Growth-oriented small-cap stocks handily outperformed value-oriented small-cap stocks throughout the year. Indeed, the overall stock market's stellar performance was generally limited to a handful of highly valued technology and telecommunications companies, some of which have no earnings. In our view, many fundamentally sound small-cap companies in other market sectors may be selling at attractive valuations.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation  in  Dreyfus  Investment  Portfolios,  Emerging Leaders Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Hilary Woods and Paul Kandel, Portfolio Managers

What is the Dreyfus Investment Portfolios, Emerging Leaders Portfolio's investment approach?

The portfolio seeks capital growth from investments primarily in a diversified group of small-cap companies with total market values of $1.5 billion or less at the time of purchase. We focus primarily on companies we believe are emerging leaders in their respective industries. The companies in which we invest offer products, processes or services that we believe enhance their prospects for future earnings growth. Using fundamental research, we look for stocks with dominant positions in major product lines, sustained records of achievement and strong balance sheets. We also base investment decisions on the expected impact of changes in a company's management or organizational structure.

Our investment approach targets growth-oriented stocks (those companies with earnings that are expected to grow faster than the overall market) , value-oriented stocks (those that appear underpriced according to a number of financial measurements) and stocks that exhibit both growth and value characteristics. We typically sell a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

In future reports, we will measure the portfolio's performance against that of the portfolio's benchmark, the Russell 2000 Index of small-capitalization stocks.(1)

What were the market conditions like when the portfolio was launched?

We launched the portfolio at a time of volatile market conditions. Driven by technology-related productivity increases and by high levels of consumer confidence and spending, the U.S. economy was approaching its longest period of sustained expansion ever in
                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

December 1999. In addition, small-cap stocks performed exceptionally well during the month of December 1999, with the Russell 2000 Index enjoying its sharpest monthly gain since January 1987.

The technology sector of the market benefited strongly from these conditions. Many other sectors fared less well. Robust U.S. growth pushed interest rates higher throughout 1999, creating an unfavorable environment for financial stocks. The health care sector -- with the exception of biotechnology -- was battered by an increasingly restrictive regulatory environment and the prospect for further government-imposed limitations on Medicare and Medicaid reimbursements. On the global scene, many developed and emerging economies around the world showed signs of recovery, causing energy prices to rise. However, basic industrial sectors had not yet fully recovered from the effects of the Asian economic crisis of 1998. These conditions affected our allocation of assets at the portfolio's inception.

What is the portfolio's current strategy?

With technology stocks already highly valued, we launched the portfolio with a neutral technology weighting compared to our benchmark. Nevertheless, we found attractive investments among business software providers, such as Exchange Applications and Art Technology Group, and among companies developing components and systems to build out telecommunications systems and the Internet, such as NetOptix and TranSwitch. We also took advantage of Internet-related opportunities in the retail sector, targeting established companies such as Sotheby's Holdings, which is employing Internet strategies to enhance its growth rate.

In the health care sector, we avoided most health care services and pharmaceutical companies, focusing instead on biotechnology enterprises such as Neurocrine Biosciences, Inc. and Lynx Therapeutics. We also underweighted the financial services sector, investing primarily in insurers that we believed were less likely to suffer from rising interest rates.


We took an overweight position relative to the benchmark in energy in seeking to capitalize on rising commodity prices and increasing drilling activity. In other basic industrial sectors, we concentrated on companies that we believed were poised to benefit from increasing global industrial demand for metals, paper and chemicals. Investments included such companies as chemical producer Wellman, pulp producer and timberland-rich Rayonier, and metals processor and distributor Ryerson Tull, Inc.

While no one knows whether or for how long the positive trend for small-cap stocks established in December will persist, we continue to believe that small-cap stocks offer the potential for strong growth over the long term. We will continue to adhere to our blended growth-and-value investment strategy in seeking to outperform the Russell 2000 Index. We remain sanguine on technology and energy given the strong earnings growth prospects for these two groups and their historically strong first quarter performance. We are sticking with our caution on financial services near term in view of likely continued unfriendly Fed policy.

January 14, 2000

(1) THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF SMALL-CAP STOCK PERFORMANCE.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

December 31, 1999



COMMON STOCKS--95.9%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--5.1%

Exchange Applications                                                                               700  (a)              39,112

Metamor Worldwide                                                                                 1,200  (a)              34,950

True North Communications                                                                           800                   35,750

                                                                                                                         109,812

CONSUMER NON-DURABLES--6.0%

American Greetings, Cl. A                                                                         1,300                   30,712

Church & Dwight                                                                                   1,200                   32,025

Cott                                                                                              6,300  (a)              33,075

Flowers Industries                                                                                2,100                   33,469

                                                                                                                         129,281

CONSUMER SERVICES--5.5%

Cumulus Media, Cl. A                                                                                900  (a)              45,675

Scholastic                                                                                          600  (a)              37,312

Sotheby's Holdings, Cl. A                                                                         1,200                   36,000

                                                                                                                         118,987

ELECTRONIC TECHNOLOGY--9.7%

Alpha Industries                                                                                    600  (a)              34,388

Brio Technology                                                                                     600  (a)              25,200

Cordant Technologies                                                                              1,100                   36,300

L-3 Communications Holdings                                                                         800  (a)              33,300

Newport News Shipbuilding                                                                         1,300                   35,750

TranSwitch                                                                                          600  (a)              43,537

                                                                                                                         208,475

ENERGY MINERALS--1.7%

Ocean Energy                                                                                      4,600  (a)              35,650

FINANCE--15.3%

AmeriCredit                                                                                       1,800  (a)              33,300

AmerUs Life Holdings, Cl. A                                                                       1,400                   32,200

Annuity and Life Re                                                                               1,400                   36,575

Commerce Bancorp                                                                                    600                   24,263

Cullen/Frost Bankers                                                                              1,300                   33,475

Everest Reinsurance Holdings                                                                      1,500                   33,469

First Midwest Bancorp                                                                             1,200                   31,800

One Valley Bancorp                                                                                1,000                   30,625

Reckson Service Industries                                                                          600  (a)              37,425

RenaissanceRe Holdings                                                                              900                   36,787

                                                                                                                         329,919


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH SERVICES--4.9%

Oxford Health Plans                                                                               2,800  (a)              35,525

PSS World Medical                                                                                 3,300  (a)              31,144

Pharmacopeia                                                                                      1,700  (a)              38,462

                                                                                                                         105,131

HEALTH TECHNOLOGY--9.5%

ALPHARMA, Cl. A                                                                                   1,100                   33,825

IDEXX Laboratories                                                                                1,900  (a)              30,638

Lynx Therapeutics                                                                                 1,100  (a)              35,612

NetOptix                                                                                            900  (a)              60,075

Neurocrine Biosciences                                                                            1,800  (a)              44,550

                                                                                                                         204,700

INDUSTRIAL SERVICES--3.7%

Marine Drilling                                                                                   1,900  (a)              42,631

Rowan                                                                                             1,700  (a)              36,869

                                                                                                                          79,500

NON-ENERGY MINERALS--4.9%

Louisiana-Pacific                                                                                 2,500                   35,625

Rayonier                                                                                            700                   33,819

Ryerson Tull                                                                                      1,800                   34,988

                                                                                                                         104,432

PROCESS INDUSTRIES--6.5%

American National Can Group                                                                       2,600                   33,800

Ferro                                                                                             1,500                   33,000

Geon                                                                                              1,100                   35,750

Wellman                                                                                           2,000                   37,250

                                                                                                                         139,800

PRODUCER MANUFACTURING--5.0%

AGCO                                                                                              2,600                   34,938

Kennametal                                                                                        1,100                   36,987

Terex                                                                                             1,300  (a)              36,075

                                                                                                                         108,000

RETAIL TRADE--1.5%

Pacific Sunwear of California                                                                     1,000  (a)              31,875

TECHNOLOGY SERVICES--11.7%

Art Technology Group                                                                                400  (a)              51,250

Insight Communications, Cl. A                                                                     1,200  (a)              35,550

Mpath Interactive                                                                                 1,200  (a)              31,950

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY SERVICES (CONTINUED)

Netegrity                                                                                           700  (a)              39,856

Primus Knowledge Solutions                                                                          600  (a)              27,188

Rare Medium Group                                                                                 1,000  (a)              34,125

WebTrends                                                                                           400  (a)              32,400

                                                                                                                         252,319

TRANSPORTATION--1.8%

Eagle USA Airfreight                                                                                900  (a)              38,813

UTILITIES-3.1%

Cleco                                                                                             1,000                   32,062

Kinder Morgan                                                                                     1,700                   34,319

                                                                                                                          66,381

TOTAL COMMON STOCKS

   (cost $1,910,387)                                                                                                   2,063,075
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.7%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS;

5.20%, 3/30/2000

   (cost $78,971)                                                                                80,000                   79,002
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,989,358)                                                               99.6%                2,142,077

CASH AND RECEIVABLES (NET)                                                                          .4%                    7,753

NET ASSETS                                                                                       100.0%                2,149,830

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,989,358     2,142,077

Cash                                                                        539

Receivable for investment securities sold                                 7,990

Dividends receivable                                                        675

Due from The Dreyfus Corporation and affliliates                         24,376

                                                                      2,175,657
--------------------------------------------------------------------------------

LIABILITIES ($):

ACCRUED EXPENSES                                                         25,827
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,149,830
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,000,000

Accumulated undistributed investment income--net                            922

Accumulated net realized gain (loss) on investments                     (3,811)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                               152,719
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,149,830
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        160,000

NET ASSET VALUE, offering and redemption price per share ($)              13.44

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

from December 15, 1999 (commencement of operations)  to December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                  1,897

Cash dividends                                                              476

TOTAL INCOME                                                              2,373

EXPENSES:

Investment advisory fee--Note 2(a)                                          871

Auditing fees                                                            15,050

Legal fees                                                               10,000

Custodian fees--Note 2(a)                                                   766

Registration fees                                                           528

Trustees' fees and expenses--Note 2(b)                                      111

Shareholder servicing costs                                                  55

Prospectus and shareholders' reports                                         33

Miscellaneous                                                                50

TOTAL EXPENSES                                                           27,464

Less--expense reimbursement from The Dreyfus Corporation

   due to undertaking--Note 2(a)                                        (26,013)

NET EXPENSES                                                              1,451

INVESTMENT INCOME--NET                                                      922
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                 (3,811)

Net unrealized appreciation (depreciation) on investments               152,719

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  148,908

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    149,830

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from December 15, 1999 (commencement of operations)

to December 31, 1999

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                      922

Net realized gain (loss) on investments                                  (3,811)

Net unrealized appreciation (depreciation)
   on investments                                                       152,719

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         149,830
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                         2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS                               2,149,830
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                          --

END OF PERIOD                                                         2,149,830

Undistributed investment income--net                                        922
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                             160,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from December 15, 1999 (commencement of operations) to December 31, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period. These figures have been derived from the portfolio's financial statements.


--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                                  .01

Net realized and unrealized

  gain (loss) on investments                                            .93

Total from Investment Operations                                        .94

    Net asset value, end of period                                    13.44
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       7.52(a)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .07(a)

Ratio of net investment income

  to average net assets                                                 .04(a)

Decrease reflected in above expense ratio

  due to undertakings by The Dreyfus Corporation                       1.25(a)

Portfolio Turnover Rate                                                1.79(a)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 2,150

(A)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering eleven series, including the Emerging Leaders Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold to the public without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses, which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $199 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from December 15, 1999 through December 31, 2000 to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $26,013 during the period ended December 31, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $766 pursuant to the custody agreement.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $1,950,834 and $36,954, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $152,719, consisting of $185,609 gross unrealized appreciation and $32,890 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Emerging Leaders Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Leaders Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of December 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from December 15, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Leaders Portfolio at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000
--------------------------------------------------------------------------------

                                                                  The Portfolio


                                                           For More Information

                        Dreyfus Investment Portfolios,

                        Emerging Leaders Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  192AR9912



================================================================================





Dreyfus

Investment Portfolios, Emerging Markets Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                     Emerging Markets Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Emerging Markets Portfolio, covering the period from the portfolio's inception on December 15, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Daniel Beneat.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring, the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern Europe also
performed    well    in    1999.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation  in  Dreyfus  Investment  Portfolios,  Emerging Markets Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Daniel Beneat, Portfolio Manager

What is the Dreyfus Investment Portfolios, Emerging Markets Portfolio's investment approach?

The portfolio seeks long-term capital growth by investing primarily in a diversified portfolio of growth companies in emerging markets. Normally, the portfolio will not invest more than 25% of its total assets in the securities of
companies    in    any    single    emerging    market    country.

When selecting stocks for the portfolio, we use a "top-down" country allocation approach. We strive to identify and forecast key trends in global economic variables, such as gross domestic product, inflation and interest rates; investment themes, such as the impact of new technologies and the globalization of industries and brands; relative values of equity securities, bonds and cash; and long-term trends in currency movements.

Within those countries, we use a "bottom-up" approach to company and sector analysis, which focuses on companies that exhibit strong growth and are reasonably valued. Our security selection approach evaluates growth factors on a company-by-company basis, looking at factors such as revenue prospects, operating cash flow, ability to achieve consistent earnings and management's ability to achieve higher operating margins.

In future reports, we will measure the portfolio's performance against that of the portfolio' s benchmark, the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF(SM)) Index.(1)

What were the market conditions like when the portfolio was launched?

While the portfolio had only been in operation for a two-week period as of December 31, 1999, it's important to understand the backdrop of the markets in which the portfolio invests.

Emerging markets experienced a remarkable turnaround in 1999. In many cases, the countries that performed the worst in 1998 were the strongest in 1999. This was most evident in Korea and Singapore and,
                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

to a lesser degree, in Thailand and Indonesia. Stocks in other emerging market countries also performed well, including those in Greece, Brazil and Mexico.

In Asia, we have begun to see signs of economic improvement. This is particularly true in Japan, whose economy was spurred by government spending aimed at stimulating the domestic economy. With currencies in many Southeast Asian countries still down almost 50% from their highs of 1998, many investors have determined that this region has once again become a competitive producer of goods. As investment capital flowed into Southeast Asia as a result, the stocks of many companies exhibited strong returns.

Throughout Eastern Europe, we' ve seen economic improvements in many emerging market countries as they focus their energies on convergence into the European Monetary Union (EMU). In addition, most of these countries have benefited from the economic improvements achieved by Europe.

What is the portfolio's current strategy?

Our initial asset allocation strategy focused primarily on the Southeast Asian region -- particularly in South Korea, Singapore, Hong Kong and Indonesia -- because we believed the region presented many compelling investment opportunities in the wake of 1998's financial crisis. We also initiated slightly overweighted positions in Hungary, Turkey, the Czech Republic and Russia relative to the benchmark's weightings. While we remain cautious with respect to Russia, many stocks within the country have performed very nicely and we believe the portfolio can benefit from maintaining exposure there.

In  Latin  America,  we  favored  investments  in  Brazil,  where  we emphasized telecommunications and commodity-oriented stocks, such as paper and steel companies. In addition, we have chosen to limit our Brazilian financial holdings, preferring instead to wait until the interest-rate environment becomes less uncertain. We also enjoyed successes from several of our investments in
Mexico    and    Chile.


On the other hand, we have limited our holdings in Eastern Europe, South Africa, Israel and Greece. In the case of Greece, we believe the valuations of many of these companies remain very high. However, looking back, the Greek stock market did perform exceptionally well during 1999. We will continue to monitor the region and may adjust our exposure there when valuations become more reasonable.

We are pleased with the returns generated by many stocks in emerging market countries during the reporting period. We plan to maintain a strategy of diversifying the portfolio across numerous countries and sectors in an effort to
seek    to    capture    competitive    returns    for    our    shareholders.

January 14, 2000

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE (MSCI EMF(SM)) INDEX IS A MARKET CAPITALIZATION-WEIGHTED INDEX COMPOSED OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 26 EMERGING MARKET COUNTRIES IN EUROPE, LATIN AMERICA AND THE PACIFIC BASIN.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

December 31, 1999



COMMON STOCKS--96.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL--14.8%

Aracruz Celulose, ADR                                                                             2,000                   52,500

Companhia Paranaense de Energia--Copel, ADR                                                       5,000                   46,562

Companhia Siderurgica Nacional, ADR                                                               1,000                   36,750

Companhia Vale do Rio Doce, ADR                                                                     800                   22,125

Gerdau, ADR                                                                                       1,000                   26,344

Tele Centro Sul, ADR                                                                                250                   22,688

Tele Norte Leste, ADR                                                                             1,000                   25,500

Telecomunicacoes de Sao Paulo, ADR                                                                2,500                   61,094

Uniao de Bancos Brasileiros, GDR                                                                  1,000                   30,125

                                                                                                                         323,688

CHILE--2.9%

Cia. de Telecomunicaciones de Chile, ADR                                                          1,250                   22,812

Enersis, ADR                                                                                        750                   17,625

Linea Aerea Nacional Chile, ADR                                                                   1,100                    8,319

Santa Isabel, ADR                                                                                 1,500  (a)              14,625

                                                                                                                          63,381

CZECH REPUBLIC--1.6%

Ceske Radiokomunikace, GDR                                                                          500  (a)              18,250

SPT Telecom, GDR                                                                                  1,000  (a)              16,100

                                                                                                                          34,350

GREECE--4.8%

Hellenic Telecommunications Organization                                                          2,000                   47,375

National Bank of Greece                                                                             450                   33,173

STET Hellas Telecommunications, ADR                                                                 800  (a)              24,400

                                                                                                                         104,948

HONG KONG--4.3%

Cathay Pacific Airways                                                                            5,000                    8,909

First Pacific                                                                                    20,000                   15,437

Henderson Land Development                                                                        1,000                    6,419

Hong Kong and China Gas                                                                          15,000                   20,551

Hongkong Electric                                                                                 7,500                   23,445

JCG                                                                                              35,000                   19,698

                                                                                                                          94,459

HUNGARY--2.2%

MOL Magyar Olaj-es Gazipari, GDR                                                                    750                   15,750

Magyar Tavkozlesi, ADR                                                                              875                   31,500

                                                                                                                          47,250


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDIA--2.3%

India Fund                                                                                        3,000  (a)              50,250

INDONESIA--1.8%

PT Astra International                                                                           20,000  (a)              10,734

PT Gudang Garam                                                                                   2,500                    6,726

PT Hanjaya Mandala Sampoerna                                                                      4,000  (a)              10,175

PT Semen Gresik                                                                                   7,500                   11,887

                                                                                                                          39,522

ISRAEL--1.6%

Bank Hapoalim                                                                                     3,350                   10,448

Bank Leumi Le-Israel                                                                              5,000                   10,532

Koor Industries, ADR                                                                                650                   13,000

                                                                                                                          33,980

MEXICO--13.1%

Alfa                                                                                              6,000  (a)              28,165

Cemex                                                                                             5,000                   27,954

Coca-Cola Femsa, ADR                                                                              1,500                   26,344

Corporacion Interamericana de Entretenimiento, Cl. B                                              6,500  (a)              25,952

Desc, ADR                                                                                         2,000  (a)              33,500

Fomento Economico Mexicano, ADR                                                                     500                   22,250

Grupo Imsa, ADR                                                                                   2,000                   34,312

Grupo Radio Centro, ADR                                                                           2,000  (a)              16,750

Grupo Televisa, GDR                                                                                 250  (a)              17,062

Panamerican Beverages, ADR                                                                        1,500                   30,844

Telefonos de Mexico, Cl. L, ADR                                                                     200                   22,500

                                                                                                                         285,633

PERU--1.8%

Telefonica del Peru, ADR                                                                          3,000                   40,125

PHILIPPINES--.9%

Equitable PCI Bank                                                                                2,300                    5,108

Manila Electric, Cl. B                                                                            3,750                   10,701

Metropolitan Bank & Trust                                                                           400                    2,878

                                                                                                                          18,687

POLAND--.6%

KGHM Polska Miedz, GDR                                                                              900                   12,240

RUSSIA--2.1%

OAO LUKoil, ADR                                                                                     350                   17,850

Surgutneftegaz, ADR                                                                                 750                   10,125

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RUSSIA (CONTINUED)

Vimpel-Communications, ADR                                                                          400  (a)              17,850

                                                                                                                          45,825

SINGAPORE--6.0%

Asia Pulp & Paper, ADR                                                                            1,250  (a)               9,844

City Developments                                                                                 5,000                   29,271

DBS                                                                                               2,000                   32,783

Fraser & Neave                                                                                    2,000                    7,385

NatSteel                                                                                         10,000                   19,934

Neptune Orient Lines                                                                             10,000  (a)              13,389

Overseas Union Bank                                                                               3,000                   17,562

                                                                                                                         130,168

SOUTH AFRICA--5.6%

Anglovaal Mining                                                                                  2,000                   17,417

De Beers, ADR                                                                                     1,000                   28,937

Profurn                                                                                          37,500                   41,369

Sappi                                                                                             3,200                   31,610

Sasol, ADR                                                                                          350                    2,931

                                                                                                                         122,264

SOUTH KOREA--16.6%

H&CB, GDR                                                                                         1,000  (a,b)            29,750

Korea Electric Power, ADR                                                                         3,500                   58,625

Korea Telecom, ADR                                                                                1,000                   74,750

L.G. Chemical, GDR                                                                                  800  (a,b)            29,840

Pohang Iron & Steel, ADR                                                                          1,200                   42,000

SK, GDR                                                                                           4,000  (a)              30,600

SK Telecom, ADR                                                                                   1,545                   59,289

Samsung Electronics, GDR                                                                            300  (b)              36,675

                                                                                                                         361,529

TAIWAN--7.0%

China Steel, GDR                                                                                  2,000                   29,950

Evergreen Marine, GDR                                                                             1,500  (a)              12,750

Siliconware Precision Industries, GDR                                                             2,500  (a)              36,188

Taiwan Semiconductor Manufacturing, ADR                                                           1,650  (a)              74,250

                                                                                                                         153,138

TURKEY--3.9%

Akbank T.A.S., ADR                                                                                5,000                   26,875

Haci Omer Sabanci, ADR                                                                            3,000                   39,750


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TURKEY (CONTINUED)

Tansas Izmir Buyuksehir Belediyesi Ic ve Dis Ticaret                                            100,000  (a)              18,897

                                                                                                                          85,522

UNITED KINGDOM--1.9%

Antofagasta                                                                                       6,000                   41,664

VENEZUELA--1.0%

Compania Anonima Nacional Telefonos

   de Venezuela, ADR                                                                                900                   22,163

TOTAL COMMON STOCKS

   (cost $1,935,218)                                                                                                   2,110,786
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--2.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

4.82%, 1/13/2000

   (cost $43,924)                                                                                44,000                   43,943
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,979,142)                                                               98.8%                2,154,729

CASH AND RECEIVABLES (NET)                                                                         1.2%                   26,530

NET ASSETS                                                                                       100.0%                2,181,259

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT DECEMBER 31, 1999,
THESE SECURITIES AMOUNTED TO $96,265 OR APPROXIMATELY 4.4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                  The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,979,142    2,154,729

Cash                                                                    144,088

Dividends receivable                                                      2,844

Due from The Dreyfus Corporation and affliliates                         30,264

                                                                      2,331,925
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                             119,075

Accrued expenses                                                         31,591

                                                                        150,666
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,181,259
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,000,000

Accumulated undistributed investment income--net                          3,777

Accumulated net realized gain (loss) on investments                       1,895

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                               175,587
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,181,259
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        160,000

NET ASSET VALUE, offering and redemption price per share ($)              13.63

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

from December 15, 1999 (commencement of operations)  to December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $474 foreign taxes withheld at source)            3,310

Interest                                                                 2,413

TOTAL INCOME                                                             5,723

EXPENSES:

Investment advisory fee--Note 2(a)                                       1,216

Auditing fees                                                           15,000

Legal fees                                                              10,000

Custodian fees                                                           5,000

Prospectus and shareholders' reports                                     1,000

Registration fees                                                          526

Trustees' fees and expenses--Note 2(b)                                      98

Shareholder servicing costs                                                 11

Miscellaneous                                                              575

TOTAL EXPENSES                                                          33,426

Less--expense reimbursement from The Dreyfus Corportation
   due to undertaking--Note 2(a)                                       (31,480)

NET EXPENSES                                                             1,946

INVESTMENT INCOME--NET                                                   3,777
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                  1,895

Net unrealized appreciation (depreciation) on investments              175,587

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 177,482

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   181,259

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

from December 15, 1999 (commencement of operations)  to December 31, 1999

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                   3,777

Net realized gain (loss) on investments                                  1,895

Net unrealized appreciation (depreciation) on investments              175,587

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        181,259
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,181,259
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        2,181,259

Undistributed investment income--net                                     3,777
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                            160,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from December 15, 1999 (commencement of operations) to December 31, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period. These figures have been derived from the portfolio's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     12.50

Investment Operations:

Investment income--net                                                     .02

Net realized and unrealized gain (loss) on investments                    1.11

Total from Investment Operations                                          1.13

Net asset value, end of period                                           13.63
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                         9.04(a)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .09(a)

Ratio of net investment income to average net assets                      .18(a)

Decrease reflected in above expense ratio

  due to undertaking by The Dreyfus Corporation                          1.51(a)

Portfolio Turnover Rate                                                   .43(a)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    2,181

(A)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering eleven series, including the Emerging Markets Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a non-diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $618 for the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(a)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1.25% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from December 15, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 2% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $31,480 during the period ended December 31, 1999.

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $1,942,186 and $9,135, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $175,587, consisting of $183,961 gross unrealized appreciation and $8,374 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Emerging Markets Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Emerging Markets Portfolio (one of the series constituting Dreyfus Investment Portfolios) as of December 31, 1999 and the related statements of operations and changes in net assets and financial highlights for the period from December 15, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Emerging Markets Portfolio at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000



NOTES

                                                           For More Information

                        Dreyfus Premier Investment Portfolios,

                        Emerging Markets Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144 Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  191AR9912






================================================================================






Dreyfus

Investment Portfolios,

European Equity

Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      European Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, European Equity Portfolio, covering the period from its inception on April 30, 1999 to December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Joanna Bowen of Newton Capital Management Limited, the portfolio's sub-investment adviser.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE((reg.tm)) and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring and the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern
Europe    also    performed    well    in    1999.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation in Dreyfus Investment Portfolios, European Equity Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Joanna Bowen, Portfolio Manager
Newton Capital Management Limited, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, European Equity Portfolio perform relative to its benchmark?

For the period from its inception on April 30, 1999 to December 31, 1999, the Dreyfus Investment Portfolios, European Equity Portfolio produced a total return of 29.20% .(1) In contrast, the Financial Times Eurotop 300 Index, which serves as the portfolio's benchmark, returned 15.87% in U.S. dollar terms for the same period.(2)

The portfolio' s emphasis on information technology and telecommunications companies accounted for much of its strong performance during the reporting period. In addition, our significant holdings in aluminum and other basic commodity companies benefited from Europe's escalating economic growth rate.

What is the portfolio's investment approach?

The portfolio, which seeks to outperform the European stock market in U.S. dollar terms, invests primarily in the 300 largest European companies. We identify investment themes, such as the impact of new technologies, aging populations, and the communications revolution, and invest in companies that we believe are best positioned to benefit from these trends. Within markets and sectors, we seek attractively priced companies that possess a sustainable competitive advantage. In addition, we attempt to identify and forecast key economic variables, such as gross domestic product, inflation and interest rates.

What other factors influenced the portfolio's performance?

During 1999, the euro declined sharply, thereby diluting U.S. dollar-denominated investment returns. But the weak euro enhanced the competitiveness of European exporters, providing a spark to the region's economic growth. Europe has also been in the midst of a mergers and acquisitions boom. The driving forces behind
this    activ    The    Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

ity have been heightened global competition, government deregulation of industries, such as telecommunications, and the increasing pressure from investors for management to improve returns on capital. In addition, the recovery of Asia' s economies is benefiting European exporters since Asia is a major market for European products. Meanwhile, Europe's population is becoming more and more sophisticated about investing and planning for retirement, which has further fueled demand for stocks there. This increased interest in European stocks coupled with an improving economy has boosted European stock prices, thus benefiting the portfolio's performance.

What is the portfolio's current strategy?

The portfolio' s current strategy and strong performance reflect an emphasis on information technology and telecommunications, two areas that have dominated European stock markets over the past year, as well as the rest of the world.

In telecommunications, strong performers for the portfolio during the reporting period included Portugal Telecom and Telefonica (Spain), both companies that previously were government entities. As the telecom industry was liberalized and privatized, competition entered the markets, driving down prices. In Germany, our investment in Mannesmann benefited from a merger bid from Vodafone AirTouch as well as the booming growth of wireless services throughout Europe.

The Internet has been revolutionizing Europe. For example, brokerage services and other financial products are available over the net and are driving down prices for financial products. We expect much of the growth in Internet usage to stem from business-to-business rather than business-to-retail commerce. We believe that SAP, with its business-to-business e-commerce software solutions, has the potential to be a beneficiary. We also believe that interactive information flows will take place through television as well as personal computers in Europe, which is why we invested in OpenTV, a software developer focusing on that particular kind of technology.

Internet portals require content to attract customers to their sites. We believe that media stocks can benefit as demand for their content increases. As of December 31, 1999, the portfolio was overweight the media sector, holding stocks such as Reuters and VNU. The rapid development and deployment of new technologies is driving demand for IT consulting services, where the portfolio was also overweight at the end of the reporting period.

Another portfolio strategy is to focus on companies that might benefit from restructuring and/or industry consolidation. For instance, Hoechst, a German chemical company, and Rhone-Poulenc, a French pharmaceutical concern, merged to form Aventis, resulting in significant cost savings from the combination, which propelled the stock price upward. We sold the stock at a large gain and reinvested into Bayer, a German chemical company that has a pharmaceutical business. We believe this company is similarly undervalued and can benefit from Europe's growing economy.

When we make an investment, we pay close attention to the pricing power that these companies can command in the marketplace. If they are in an industry, such as retailing, where there's a chance of significant price deflation, then we are cautious. In contrast, we favor industries that are consolidating, which we believe can result in bigger market share and better pricing power. Although we' re maintaining our weighting in technology and telecommunications, we are keenly aware of their extremely high stock prices. At the same time, we remain invested there because we recognize that these industries also generally have the greatest opportunity for growth.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG, L.P. -- THE FINANCIAL TIMES EUROTOP 300 INDEX IS A MARKET CAPITALIZATION INDEX OF EUROPE'S LARGEST 300 COMPANIES. REFLECTS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, European Equity Portfolio and the Financial Times Eurotop 300 Index
--------------------------------------------------------------------------------

Actual Aggregate Total Return AS OF 12/31/99

                                                         Inception    From
                                                           Date     Inception
--------------------------------------------------------------------------------

PORTFOLIO                                                 4/30/99    29.20%

(+)  SOURCE: BLOOMBERG L.P.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, EUROPEAN EQUITY PORTFOLIO ON 4/30/99 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE FINANCIAL TIMES EUROTOP 300 INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE FINANCIAL TIMES EUROTOP 300 INDEX MEASURES THE PERFORMANCE OF EUROPE'S LARGEST 300 COMPANIES BY MARKET CAPITALIZATION.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999




COMMON STOCKS--90.0%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--2.0%

Voest-Alpine Stahl                                                                                3,400                  132,606

BELGIUM--.6%

Lernout & Hauspie Speech Products                                                                   900  a                41,625

FINLAND--2.6%

Nokia                                                                                               950                  172,334

FRANCE--12.6%

Axa                                                                                                 830                  115,768

Cap Gemini                                                                                          265                   67,301

Elf Aquitaine                                                                                        23                    3,547

IPSOS                                                                                               750                   62,055

Rexel                                                                                               740                   66,001

Societe Generale, Cl. A                                                                             680                  158,305

Total Fina, Cl. B                                                                                 1,541                  205,775

Vivendi                                                                                           1,670                  150,883

                                                                                                                         829,635

GERMANY--11.5%

Bayer                                                                                             3,400                  161,047

Bayerische Motoren Werke                                                                          2,890                   88,250

Global TeleSystems                                                                                2,890  (a)             101,939

Linde                                                                                             3,260                  178,399

Mannesmann                                                                                          680                  164,130

Zapf Creation                                                                                     1,920  (a)              63,854

                                                                                                                         757,619

IRELAND--1.7%

Bank of Ireland                                                                                  13,900                  110,667

ITALY-4.9%

ENI                                                                                              20,400                  111,903

Italcementi                                                                                       5,100                   61,641

Telecom Italia                                                                                   10,600                  149,023

                                                                                                                         322,567

NETHERLANDS--9.4%

Fortis                                                                                            4,000                  144,115

Getronics                                                                                           790                   63,056

ING Groep                                                                                         2,130                  128,668

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

VNU                                                                                               4,200                  220,866

Wolters Kluwer                                                                                    1,820                   61,629

                                                                                                                         618,334

PORTUGAL--4.1%

Banco Pinto & Sotto Mayor                                                                         1,250                   26,808

PT MULTIMEDIA                                                                                     2,190  (a)             124,634

Portugal Telecom                                                                                 11,050                  121,273

                                                                                                                         272,715

SPAIN--4.9%

Argentaria                                                                                        4,400                  103,453

Funespana                                                                                         4,500                   59,863

Telefonica                                                                                        6,440  (a)             160,958

                                                                                                                         324,274

SWEDEN--4.5%

Skandia Forsakrings                                                                               4,200                  127,033

Telefonaktiebolaget LM Ericsson                                                                   2,640                  169,952

                                                                                                                         296,985

SWITZERLAND--3.0%

Miracle Holding                                                                                     310  (a)              89,562

UBS                                                                                                 390                  105,326

                                                                                                                         194,888

UNITED KINGDOM--27.0%

Bank of Scotland                                                                                  5,900                   68,506

Barclays                                                                                          2,000                   57,555

Billiton                                                                                         17,800                  104,992

Blue Circle Industries                                                                           19,400                  112,706

Bodycote International                                                                           20,400                   99,820

Capital Shopping Centres                                                                         13,600                   74,673

Dixons Group                                                                                      3,700                   88,970

Glaxo Wellcome                                                                                    4,600                  130,000

Granada                                                                                          13,000                  131,735

Great Universal Stores                                                                           11,400                   66,644

Northern Rock                                                                                    12,400                   79,098

Prudential                                                                                        7,000                  137,912

Rentokil Initial                                                                                 18,200                   66,351

Reuters                                                                                           6,100                   83,683

Shell Transport & Trading                                                                        29,900                  248,429



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Stagecoach Holdings                                                                              21,200                   54,606

Standard Chartered                                                                                5,800                   90,011

Vodafone Air Touch                                                                               17,400                   86,194

                                                                                                                       1,781,885

UNITED STATES--1.2%

OpenTV                                                                                              960  (a)              77,040

TOTAL COMMON STOCKS

   (cost $5,274,188)                                                                                                   5,933,174
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--5.6%
------------------------------------------------------------------------------------------------------------------------------------

GERMANY--4.7%

Fielmann                                                                                          3,400                  101,768

Fresenius                                                                                           610                  111,886

SAP                                                                                                 160                   96,426

                                                                                                                         310,080

PORTUGAL--.9%

Lusomundo                                                                                         6,500                   58,301

TOTAL PREFERRED STOCKS

   (cost $384,343)                                                                                                       368,381
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,658,531)                                                               95.6%                6,301,555

CASH AND RECEIVABLES (NET)                                                                         4.4%                  290,539

NET ASSETS                                                                                       100.0%                6,592,094

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                   The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,658,531    6,301,555

Cash                                                                    245,855

Receivable for investment securities sold                               105,063

Dividends receivable                                                      4,766

Prepaid expenses                                                             42

Due from The Dreyfus Corporation and affiliates                           4,324

                                                                      6,661,605
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              35,805

Payable for shares of Beneficial Interest redeemed                          403

Accrued expenses                                                         33,303

                                                                         69,511
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,592,094
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,498,081

Accumulated undistributed investment income--net                            621

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                    448,351

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                     645,041
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        6,592,094
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 412,942

NET ASSET VALUE, offering and redemption price per share ($)              15.96

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

from April 30, 1999 (commencement of operations) to December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,062 foreign taxes withheld at source)         26,396

Interest                                                                 9,007

TOTAL INCOME                                                            35,403

EXPENSES:

Investment advisory fee--Note 2(a)                                      17,955

Custodian fees                                                          26,305

Auditing fees                                                           20,156

Legal fees                                                              15,744

Prospectus and shareholders' reports                                     7,239

Registration fees                                                        1,451

Trustees' fees and expenses--Note 2(b)                                     723

Shareholder servicing costs                                                204

Miscellaneous                                                              625

TOTAL EXPENSES                                                          90,402

Less--expense reimbursement from TheDreyfus Corporation
  due to undertaking--Note 2(a)                                       (63,470)

NET EXPENSES                                                            26,932

INVESTMENT INCOME--NET                                                   8,471
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           522,363

Net realized gain (loss) on forward currency exchange contracts        (5,785)

NET REALIZED GAIN (LOSS)                                               516,578

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                    645,041

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,161,619

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,170,090

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

from April 30, 1999 (commencement of operations) to December 31, 1999

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                   8,471

Net realized gain (loss) on investments                                516,578

Net unrealized appreciation (depreciation) on investments              645,041

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      1,170,090
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                                (13,354)

Net realized gain on investments                                      (62,723)

TOTAL DIVIDENDS                                                       (76,077)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                        6,149,601

Dividends reinvested                                                    76,077

Cost of shares redeemed                                              (727,597)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                                         5,498,081

TOTAL INCREASE (DECREASE) IN NET ASSETS                              6,592,094
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        6,592,094

Undistributed investment income-net                                        621
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            456,730

Shares issued for dividends reinvested                                   4,827

Shares redeemed                                                       (48,615)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                          412,942

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from April 30, 1999 (commencement of operations) to December 31, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     12.50

Investment Operations:

Investment income--net                                                  .04(a)

Net realized and unrealized gain (loss) on investments                    3.61

Total from Investment Operations                                          3.65

Distributions:

Dividends from investment income--net                                    (.03)

Dividends from net realized gain on investments                          (.16)

Total Distributions                                                      (.19)

Net asset value, end of period                                           15.96
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      29.20(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                1.01(b)

Ratio of net investment income to average net assets                    .32(b)

Decrease reflected in above expense ratio due to
  undertakings by The Dreyfus Corporation                              2.38(b)

Portfolio Turnover Rate                                               99.89(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                   6,592

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering eleven series, including the European Equity Portfolio (the "portfolio" ) which commenced operations on April 30, 1999. The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio' s investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital
Management Limited (" Newton" ), an affiliate of Dreyfus, serves as the portfolio' s sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Financial Corporation, held 161,909 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $8,703 during the period ended December 31, 1999 based on avail
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

able cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $5,504 and decreased accumulated net realized gain (loss) on investments by $5,504. Net assets were not affected by this reclassification.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from April 30, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $63,470 during the period ended December 31, 1999.


Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

 AVERAGE NET ASSETS

          0 to $100 million                                .35 of 1%

          In excess of $100 million to $1 billion          .30 of 1%

          In excess of $1 billion to $1.5 billion          .26 of 1%

          In excess of $1.5 billion                        .20 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $18 pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended December 31, 1999, amounted to $7,607,011 and $2,459,555, respectively.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The port


                                                                   The Portfolio
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

folio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1999, there were no forward currency exchange contracts outstanding.

At December 31, 1999, accumulated net unrealized appreciation on investments was $643,024, consisting of $776,689 gross unrealized appreciation and $133,665 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, European Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, European Equity Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of December 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from April 30, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, European Equity Portfolio at December 31, 1999, and the results of it operations, the changes in its net assets and the financial highlights for the period from April 30, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000

                                                                   The Portfolio


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios, European Equity Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR

                        England

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  181AR9912






================================================================================





Dreyfus Investment

Portfolios, Founders

Discovery Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            19   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                   Founders Discovery Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Discovery Portfolio, covering the period from the portfolio's inception on December 15, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Robert Ammann of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The past year has been both highly volatile and rewarding for investors in U.S. stocks, including the small-capitalization sector of the market. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the advance of the stock market, including the small-cap market, in 1999, however. Growth-oriented small-cap stocks handily outperformed value-oriented small-cap stocks throughout the year. Indeed, the overall stock market's stellar performance was generally limited to a handful of highly valued technology and telecommunications companies, some of which have no earnings. In our view, many fundamentally sound small-cap companies in other market sectors may be selling at attractive valuations.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation  in  Dreyfus  Investment Portfolios, Founders Discovery Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Robert Ammann, Portfolio Manager
Founders Asset Management LLC, Sub-Investment Adviser

What is Dreyfus Investment Portfolios, Founders Discovery Portfolio's investment approach?

The portfolio invests primarily in small and relatively unknown companies that we believe possess high growth potential. The portfolio will normally invest at least 65% of its total assets in common stocks of small, rapidly growing U.S.-based companies with market capitalizations between $10 million and $1.5 billion. Typically, these companies are not listed on national securities exchanges, but instead trade on the over-the-counter market. The portfolio may also invest in larger companies if, in our opinion, they represent better prospects for capital appreciation. Although the portfolio will normally invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, we focus on a "bottom-up" approach to stock selection, in which stocks are chosen according to their own individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to companies that we believe are well managed and well positioned within their industries.

In future reports, we will measure the portfolio's performance against that of its benchmark, the Russell 2000 Index.(1)

What were the market conditions like when the portfolio was launched?

While the portfolio had only been in operation for a two-week period as of December 31, 1999, it's important to understand the backdrop of the markets in which it invests.

When the year began, investors were concerned that recessions in overseas markets might cause a slowdown in the U.S. economy. Those
                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

concerns quickly eased, however, when evidence emerged early in the year that U.S. economic growth would be stronger than expected. In fact, investors soon became concerned that unsustainable growth might re-ignite long-dormant inflationary pressures. In response to inflation fears, the Federal Reserve Board raised key short-term interest rates three times during the summer and fall.

Rising interest rates and inflation fears created heightened volatility in the stock market. In fact, despite good performance for most popular market indexes, only a few sectors of the equity markets performed well this past year -- most of the gains were limited to technology stocks and, to a lesser degree, telecommunications stocks. The portfolio maintained healthy exposure to these sectors in its short period of existence, and as a result we were able to benefit from our holdings there.

Within technology, several positive investment themes emerged. For example, the portfolio benefited from its holdings related to what many industry analysts are currently referring to as "the digital revolution of consumer electronics." Fueled by advances in the DVD (digital videodisc) player market, this theme was strong throughout the year. However, it was especially strong during the fourth quarter of 1999, the period in which the portfolio commenced operations.

Two other technology themes that were successful were those related to bandwidth and Internet professional service companies. The bandwidth theme gained significant ground in 1999, primarily due to a large number of companies that are providing technology infrastructure to "the new economy," including numerous telecommunications equipment and semiconductor companies. On the other hand, the success of Internet professional service companies lies primarily in their ability to help companies develop and implement their Internet strategies.

What is the portfolio's current strategy?

We are very pleased with the initial success of the portfolio and are maintaining our bottom-up strategy of selecting stocks one at a time based on their own individual merits.


In addition, while we have remained optimistic regarding the strong performance in selected technology stocks, we have begun to seek to capitalize on the very attractive valuations that currently exist in some recently overlooked growth sectors within the small-cap market. We are searching for new trends in market sectors in which we can establish or build on existing positions that, in our opinion, will allow us to increase the portfolio's returns.

Finally, by maintaining our strategy of constructing a diversified portfolio of growth-oriented small-cap stocks across many sectors, we hope to provide shareholders with an investment vehicle that is able to benefit from changing market conditions.

January 14, 2000

(1) THE RUSSELL 2000 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL-CAP STOCK PERFORMANCE.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

December 31, 1999




COMMON STOCKS--98.3%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

APPAREL--1.0%

Pacific Sunwear of California                                                                       723  (a)              23,046

BUILDING MATERIALS--.3%

U.S. Plastic Lumber                                                                                 743  (a)               5,712

BUSINESS SERVICES--13.9%

Braun Consulting                                                                                    460  (a)              32,890

CDW Computer Centers                                                                                183  (a)              14,388

Chemdex                                                                                             126  (a)              13,986

Corporate Executive Board                                                                           235  (a)              13,131

Digex                                                                                               115  (a)               7,906

Dycom Industries                                                                                    504  (a)              22,207

4Front Technologies                                                                                 813  (a)              10,874

Insight Enterprises                                                                                 973  (a)              39,528

Management Network Group                                                                            656  (a)              21,402

NCO Group                                                                                           232  (a)               6,989

National Information Consortium                                                                     304  (a)               9,728

Profit Recovery Group International                                                                 869  (a)              23,083

Quanta Services                                                                                     869  (a)              24,549

Sykes Enterprises                                                                                   443  (a)              19,437

USWeb                                                                                             1,101  (a)              48,926

                                                                                                                         309,024

COMPUTER NETWORKING--.5%

Digital River                                                                                       315  (a)              10,493

COMPUTER SOFTWARE/SERVICES--20.6%

Andover.Net                                                                                         160  (a)               5,700

Aspect Development                                                                                  406  (a)              27,811

BindView Development                                                                                373  (a)              18,533

Dendrite International                                                                            1,028  (a)              34,824

Documentum                                                                                          396  (a)              23,710

Entrust Technologies                                                                                437  (a)              26,193

Exchange Applications                                                                               298  (a)              16,651

ITXC                                                                                                197  (a)               6,624

JNI                                                                                                  75  (a)               4,950

Liquid Audio                                                                                        375  (a)               9,844

Macromedia                                                                                          335  (a)              24,497

Mercury Interactive                                                                                 171  (a)              18,457



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SOFTWARE/SERVICES (CONTINUED)

NetIQ                                                                                               127  (a)               6,612

PC-Tel                                                                                              472  (a)              24,780

Peregrine Systems                                                                                   445  (a)              37,463

Pinnacle Systems                                                                                    641  (a)              26,081

Puma Technology                                                                                     154  (a)              20,116

RAVISENT Technologies                                                                             1,105  (a)              42,473

Remedy                                                                                              433  (a)              20,513

Tanning Technology                                                                                  222  (a)              13,084

TenFold                                                                                             789  (a)              31,511

Zamba                                                                                               957  (a)              16,628

                                                                                                                         457,055

CONSUMER PRODUCTS--2.6%

Fossil                                                                                            1,519  (a)              35,127

Topps                                                                                             2,059  (a)              21,362

                                                                                                                          56,489

CONSUMER SERVICES--.4%

ITT Educational Services                                                                            630  (a)               9,726

DISTRIBUTION--.5%

Patterson Dental                                                                                    270  (a)              11,509

ELECTRONICS--5.9%

Gentex                                                                                              622  (a)              17,260

Macrovision                                                                                         392  (a)              29,008

Medthode Electronics, Cl. A                                                                         808                   25,957

Optimal Robotics                                                                                    637  (a)              23,728

SmartDisk                                                                                           251  (a)               8,220

Titan                                                                                               592  (a)              27,898

                                                                                                                         132,071

FINANCIAL SERVICES--2.3%

CompuCredit                                                                                         634  (a)              24,409

Pfsweb                                                                                              280  (a)              10,500

Silicon Valley Bancshares                                                                           321  (a)              15,890

                                                                                                                          50,799

HEALTHCARE SERVICES--3.6%

Accredo Health                                                                                      372  (a)              11,439

Albany Molecular Research                                                                           783  (a)              23,882

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTHCARE SERVICES (CONTINUED)

InfoCure                                                                                          1,075  (a)              33,527

Orthodontic Centers of America                                                                      847  (a)              10,111

                                                                                                                          78,959

LEISURE & ENTERTAINMENT--3.7%

Fairfield Communities                                                                             1,371  (a)              14,738

JAKKS Pacific                                                                                     1,212  (a)              22,649

3DO                                                                                               1,378  (a)              12,531

Station Casinos                                                                                     985  (a)              22,101

Sunterra                                                                                            882  (a)              10,143

                                                                                                                          82,162

MANUFACTURING--2.6%

Insituform Technologies, Cl. A                                                                      630  (a)              17,798

Trex                                                                                                295  (a)               7,891

Zomax                                                                                               718  (a)              32,489

                                                                                                                          58,178

MEDICAL SUPPLIES & EQUIPMENT--1.2%

PolyMedica                                                                                        1,146  (a)              26,501

OIL SERVICES--1.0%

National-Oilwell                                                                                    630  (a)               9,883

Stolt Comex Seaway                                                                                1,186  (a)              13,120

                                                                                                                          23,003

PHARMACEUTICALS--.7%

King Pharmaceuticals                                                                                291  (a)              16,314

PUBLISHING & BROADCASTING--1.1%

Cox Radio, Cl. A                                                                                    137  (a)              13,666

Radio Unica                                                                                         344  (a)               9,933

                                                                                                                          23,599

RETAIL--10.7%

American Eagle Outfitters                                                                           387  (a)              17,415

Ames Department Stores                                                                              539  (a)              15,530

AnnTaylor Stores                                                                                      6  (a)                 207

Bebe Stores                                                                                         608  (a)              16,416

Callaway Golf                                                                                     1,291                   22,835

Men's Wearhouse                                                                                     879  (a)              25,821

REX Stores                                                                                        1,252  (a)              43,820



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Sharper Image                                                                                     1,171  (a)              14,857

99 Cents Only Stores                                                                                454  (a)              17,365

Tweeter Home Entertainment Group                                                                    543  (a)              19,276

Ultimate Electronics                                                                                946  (a)              23,414

Williams-Sonoma                                                                                     169  (a)               7,774

Yankee Candle                                                                                       858  (a)              13,996

                                                                                                                         238,726

SEMICONDUCTORS & EQUIPMENT--14.4%

ASM International                                                                                 1,116  (a)              25,668

Advanced Energy Industries                                                                          234  (a)              11,525

American Xtal Technology                                                                          1,180  (a)              20,576

Applied Micro Circuits                                                                              118  (a)              15,016

AstroPower                                                                                          558  (a)               7,812

Brooks Automation                                                                                   670  (a)              21,817

Cree                                                                                                600  (a)              51,225

EMCORE                                                                                            1,075  (a)              36,550

Kopin                                                                                               480  (a)              20,160

Optical Coating Laboratory                                                                           50                   14,800

PRI Automation                                                                                      257  (a)              17,251

Pericom Semiconductor                                                                               686  (a)              18,050

SanDisk                                                                                             301  (a)              28,971

Zoran                                                                                               544  (a)              30,328

                                                                                                                         319,749

TELECOMMUNICATION EQUIPMENT--6.4%

Aether Systems                                                                                       80  (a)               5,730

Digital Microwave                                                                                 2,832  (a)              66,375

Finisar                                                                                              40  (a)               3,595

Proxim                                                                                              172  (a)              18,920

REMEC                                                                                             1,015  (a)              25,883

Sawtek                                                                                              310  (a)              20,634

                                                                                                                         141,137

TELECOMMUNICATION SERVICES--1.1%

Allegiance Telecom                                                                                  128  (a)              11,808

TeleCorp                                                                                            355  (a)              13,490

                                                                                                                          25,298

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION--3.8%

C.H. Robinson Worldwide                                                                             413                   16,417

Circle International Group                                                                        1,236                   27,501

USFreightways                                                                                       851                   40,742

                                                                                                                          84,660
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,968,487)                                                               98.3%                2,184,210

CASH AND RECEIVABLES (NET)                                                                         1.7%                   38,590

NET ASSETS                                                                                       100.0%                2,222,800

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,968,487    2,184,210

Cash                                                                     10,135

Receivable for investment securities sold                                73,373

Dividends receivable                                                         59

Due from The Dreyfus Corporation and affiliates                          29,819

                                                                      2,297,596
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                              44,670

Accrued expenses                                                         30,126

                                                                         74,796
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,222,800
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,000,000

Accumulated undistributed investment income--net                          1,214

Accumulated net realized gain (loss) on investments                       5,863

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                               215,723
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        2,222,800
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 160,000

NET ASSET VALUE, offering and redemption price per share ($)              13.89

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

from December 15, 1999 (commencement of operations) to December 31, 1999


--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                               59

Interest                                                                  2,631

TOTAL INCOME                                                              2,690

EXPENSES:

Investment advisory fee--Note 2(a)                                          886

Auditing fees                                                            15,000

Legal fees                                                               10,000

Custodian fees--Note 2(a)                                                 4,663

Registration fees                                                           528

Prospectus and shareholders' reports                                        310

Shareholder servicing costs                                                 101

Trustees' fees and expenses--Note 2(b)                                       69

Miscellaneous                                                               625

TOTAL EXPENSES                                                           32,182

Less--expense reimbursement from The Dreyfus Corporation
   due to undertaking--Note 2(a)                                        (30,706)

NET EXPENSES                                                              1,476

INVESTMENT INCOME--NET                                                    1,214
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                   5,863

Net unrealized appreciation (depreciation) on investments               215,723

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  221,586

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    222,800

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from December 15, 1999 (commencement of operations) to December 31, 1999


--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                    1,214

Net realized gain (loss) on investments                                   5,863

Net unrealized appreciation (depreciation) on investments               215,723

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         222,800
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                         2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS                               2,222,800
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                          --

END OF PERIOD                                                         2,222,800

Undistributed investment income--net                                      1,214
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

SHARES SOLD                                                             160,000

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from December 15, 1999 (commencement of operations) to December 31, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period. These figures have been derived from the portfolio's financial statements.


--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income--net                                                  .01

Net realized and unrealized gain (loss) on investments                 1.38

Total from Investment Operations                                       1.39

Net asset value, end of period                                        13.89
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                      11.12(a)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .07(a)

Ratio of net investment income to average net assets                    .06(a)

Decrease reflected in above expense ratio due to
  undertaking by The Dreyfus Corporation                               1.45(a)

Portfolio Turnover Rate                                                7.49(a)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 2,223

(A)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering eleven series, including the Founders Discovery Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital appreciation. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,170 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .90 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from December 15, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate expenses exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $30,706 during the period ended December 31, 1999.

Pursuant   to   a   Sub-Investment   Advisory   Agreement   with  Founders,  the
sub-investment advisory fees are payable monthly by Dreyfus, and is

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

based upon the value of the portfolio's average daily net assets, computed at the following annual rates:


          Average Net Assets
       ------------------------

           0 to $100 million . . . . . . . . . . . . . . . . . . . . .25 of 1%

           In excess of $100 million to $1 billion . . . . . . . . . .20 of 1%

           In excess of $1 billion to $1.5 billion . . . . . . . . . .16 of 1%

           In excess of $1.5 billion . . . . . . . . . . . . . . . . .10 of 1%

The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999,
the   portfolio   was   charged  $4,663  pursuant  to  the  custody  agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $2,126,300 and $163,676, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $215,723, consisting of $263,589 gross unrealized appreciation and $47,866 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Discovery Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders
Discovery Portfolio (one of the series constituting Dreyfus Investment Portfolios) as of December 31, 1999 and the related statements of operations and changes in net assets and financial highlights for the period from December 15, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Discovery Portfolio at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000

                                                                  The Portfolio


NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,

                        Founders Discovery Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver,    CO    80206

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  193AR9912






================================================================================

Dreyfus

Investment Portfolios,

Founders Growth Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                      Founders Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Growth Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio managers, Scott Chapman, CFA and Thomas Arrington, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

The past year has been both highly volatile and rewarding for many investors in U.S. stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S& P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Following the trend established over the past several years, growth-oriented stocks handily outperformed value-oriented stocks. Indeed, until a more broad-based rally in the fourth quarter, stellar performance was generally limited to a handful of highly valued technology and telecommunications companies. In our view, many fundamentally sound companies in other market sectors may be selling at attractive valuations.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders Growth Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Scott Chapman, CFA and Thomas Arrington, CFA, Portfolio Managers
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Growth Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Investment Portfolios, Founders Growth Portfolio produced a total return of 39.01%.(1) In contrast, the Standard & Poor' s 500 BARRA Growth Index, which serves as the portfolio's new benchmark, returned 27.98% , and the S&P 500((reg.tm)) Composite Stock Price Index (" S& P 500"), the portfolio's former benchmark, returned 21.03% for the same period.(2 )The Standard & Poor's 500 BARRA Growth Index has been selected as the new benchmark for comparing the portfolio's performance based on the portfolio' s and the Index' s large-cap growth orientation. The portfolio outperformed its new benchmark primarily due to its stock selection in technology and telecom companies and to its underweighting in pharmaceutical companies.

What is the portfolio's investment approach?

The portfolio invests primarily in large, well-managed growth companies whose performance is not entirely dependent upon the fortunes of the economy. Utilizing a bottom-up approach, we focus on individual stock selection rather than on forecasting stock market trends. We look for high quality, proven companies with an established track record of sustained earnings growth in excess of industry averages. The companies we select must have a sustainable competitive advantage, such as a dominant brand name, a high barrier to entry from competition and/or large untapped market opportunities. Rather than a short-term focus on next quarter' s profits, we look at a company for its long-term potential and its earning power over the next three to five years.

                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

What other factors influenced the portfolio's performance?

In 1999, the Internet truly became a household fixture, whether it was used to shop for Christmas, invest in the stock market, conduct research, read the news, communicate with family members or simply enjoy it for its entertainment value. Investors began to recognize the Internet's potential, as well as the wide range of other technology companies needed to make the Internet work better and faster. Such companies would include telecommunications firms that are building the wiring of the Internet as well as satisfying the increasing demand for cellular telephones throughout the world.

While this trend was taking shape, the growth style of investing was outperforming the value style in 1999. After surging in the first quarter, growth trailed value in the second quarter as the economy reaccelerated. However, when interest rates began to rise in the summer, investor preference returned to growth stocks, in particular technology companies. Leading the way were those that investors thought would perform better in the slower economic environment that typically results from higher interest rates. As Y2K fears subsided, technology stocks surged towards the end of 1999.

What is the portfolio's current strategy?

Our strategy is to pick the best stocks based on individual merits rather than weighting the portfolio by industry according to any index. However, the portfolio did own a high proportion of technology and telecommunications stocks, primarily because high technology is generally where the fastest global growth resides. Despite what may appear to be high stock prices, we continue to see significant value in these high-tech companies.

Strong  performers  included  telecommunications   companies  such  as  JDS
Uniphase, Nortel Networks and Cisco Systems, three companies that are helping people and businesses hook up to the Internet. We also own shares of QUALCOMM, one of the stock market' s biggest winners for 1999, which supplies state-of the-art technology to the cellular industry, earning a royalty on every CDMA phone sold through out the world. This area has seen explosive growth as consumers demand mobility in their communications.

The portfolio' s publishing and broadcasting holdings also performed well, bolstered by a surge in "dot.com" advertising. In 1999, Internet companies, the so-called "new media," spent millions of dollars to advertise on radio, television, newspapers and magazines. These companies have the potential to benefit in 2000 from political advertising as well as coverage of the Summer Olympics.

Other traditional blue-chip growth companies were not as successful in 1999, either because of business missteps, management transition issues or foreign currency losses. Companies such as Coca-Cola and Gillette, which conduct a large percentage of their business overseas, found that weaker local currencies translated into fewer U.S. dollars of profit. In addition, the pharmaceutical sector has been under a cloud all year due to forthcoming Congressional debates over whether or not pharmaceutical drugs will be included as part of any Medicare reform package. Meanwhile, rising interest rates battered financial companies, as investors became concerned that higher rates might slow loan growth as well as result in higher defaults. However, we believe recent Congressional repeal of Depression-era regulations forbidding banks to own brokerage firms and insurance companies can benefit the banking, brokerage and insurance industries, helping them to return to profitability and growth.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC.-- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD AND POOR'S 500 BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE STANDARD AND POOR'S 500((reg.tm)) COMPOSITE STOCK PRICE INDEX ("S& P 500 INDEX") THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                  The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Growth Portfolio with the Standard & Poor's 500 BARRA Growth Index and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS GROWTH PORTFOLIO ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE STANDARD AND POOR'S 500 BARRA GROWTH INDEX AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX ("S&P 500"). ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THIS IS THE FIRST YEAR IN WHICH COMPARATIVE PERFORMANCE IS BEING SHOWN FOR THE STANDARD AND POOR'S 500 BARRA GROWTH INDEX, WHICH HAS BEEN SELECTED AS THE BENCHMARK FOR COMPARING THE FUND'S PERFORMANCE BASED ON THE PORTFOLIO'S AND THE INDEX'S LARGE-CAP GROWTH ORIENTATION. THE STANDARD AND POOR'S 500 BARRA GROWTH INDEX IS A CAPITALIZATION-WEIGHTED INDEX OF ALL THE STOCKS IN THE S&P 500 THAT HAVE HIGH PRICE-TO-BOOK RATIOS. THE S&P 500 IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. PERFORMANCE FOR THE S&P 500 WILL NOT BE PROVIDED WITH THE NEXT ANNUAL REPORT, BUT IS PROVIDED HEREWITH PURSUANT TO APPLICABLE REGULATIONS.

NEITHER OF THE FOREGOING INDICES TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/99



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      9/30/98            39.01%            57.77%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                                                                                     The Portfolio


STATEMENT OF INVESTMENTS

December 31, 1999



COMMON STOCKS--99.9%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--1.6%

General Motors, Cl. H                                                                             1,258  (a)             120,768

BANKING--2.1%

Citigroup                                                                                         1,613                   89,622

Fifth Third Bancorp                                                                                 385                   28,249

Wells Fargo                                                                                         951                   38,456

                                                                                                                         156,327

BIOTECHNOLOGY--1.2%

Amgen                                                                                               410  (a)              24,626

Genentech                                                                                           506  (a)              68,057

                                                                                                                          92,683

BUSINESS SERVICES--1.0%

Cintas                                                                                              328                   17,425

Interpublic Group Cos.                                                                            1,016                   58,611

                                                                                                                          76,036

COMPUTER EQUIPMENT--5.0%

Apple Computer                                                                                      824  (a)              84,717

EMC                                                                                                 949  (a)             103,678

Sun Microsystems                                                                                  2,399  (a)             185,773

                                                                                                                         374,168

COMPUTER NETWORKING--3.8%

Cisco Systems                                                                                     2,632  (a)             281,953

COMPUTER SOFTWARE/SERVICES--14.3%

Amdocs                                                                                              191  (a)               6,589

Automatic Data Processing                                                                         1,411                   76,018

BMC Software                                                                                        266  (a)              21,263

Microsoft                                                                                         3,088  (a)             360,524

Oracle                                                                                            1,102  (a)             123,493

Phone.com                                                                                           266                   30,839

RealNetworks                                                                                        206                   24,784

Redback Networks                                                                                    609                  108,097

Sapient                                                                                             222  (a)              31,288

Siebel Systems                                                                                      427  (a)              35,868

VeriSign                                                                                            298  (a)              56,899

Veritas Software                                                                                    479  (a)              68,557

Yahoo                                                                                               286  (a)             123,749

                                                                                                                       1,067,968


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS--2.7%

Colgate-Palmolive                                                                                   770                   50,050

Dial                                                                                              1,665                   40,480

Gillette                                                                                            810                   33,362

Procter & Gamble                                                                                    701                   76,803

                                                                                                                         200,695

CONSUMER SERVICES--1.5%

Cendant                                                                                           1,729  (a)              45,927

DeVRY                                                                                             2,145  (a)              39,951

United Parcel Service, Cl. B                                                                        391                   26,979

                                                                                                                         112,857

CONSUMER STAPLES--.3%

Chiron                                                                                              499  (a)              21,145

DIVERSIFIED--1.0%

Berkshire Hathaway, Cl. B                                                                            42  (a)              76,860

ELECTRONICS--6.2%

General Electric                                                                                  1,844                  285,359

Jabil Circuit                                                                                       356  (a)              25,988

PE Biosystems Group                                                                                 480                   57,750

Solectron                                                                                           205  (a)              19,501

Sony, ADR                                                                                           213                   60,652

Tandy                                                                                               248                   12,199

                                                                                                                         461,449

FINANCIAL SERVICES--2.4%

Associates First Capital, Cl. A                                                                     622                   17,066

Federal National Mortgage Association                                                             1,055                   65,872

Merrill Lynch                                                                                       612                   51,102

Northern Trust                                                                                      251                   13,303

Schwab (Charles)                                                                                    868                   33,310

                                                                                                                         180,653

FOOD & BEVERAGES--1.3%

Coca-Cola                                                                                         1,702                   99,141

HOSPITAL SUPPLY--.5%

Guidant                                                                                             797  (a)              37,459

HEALTHCARE SERVICES--1.0%

IMS Health                                                                                        2,911                   79,143

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE--2.3%

American International Group                                                                        748                   80,877

Marsh & McLennan Cos.                                                                               931                   89,085

                                                                                                                         169,962

INTERNET--.5%

go.com                                                                                              692                   16,478

Infonet Services, Cl. B                                                                             782                   20,527

                                                                                                                          37,005

LEISURE & ENTERTAINMENT--3.8%

America Online                                                                                    1,523  (a)             114,891

Carnival                                                                                            305                   14,583

Harley-Davidson                                                                                     289                   18,514

Viacom, Cl. B                                                                                     2,270  (a)             137,193

                                                                                                                         285,181

MANUFACTURING--.8%

Danaher                                                                                             625                   30,156

Tyco International                                                                                  838                   32,577

                                                                                                                          62,733

MEDICAL SUPPLIES & EQUIPMENT--.5%

Medtronic                                                                                         1,077                   39,243

PHARMACEUTICALS--5.2%

Bristol-Myers Squibb                                                                              1,659                  106,487

MedImmune                                                                                           147  (a)              24,384

Merck & Co.                                                                                         875                   58,680

Pfizer                                                                                            2,098                   68,054

Schering-Plough                                                                                      59                    2,489

Warner-Lambert                                                                                    1,614                  132,247

                                                                                                                         392,341

PUBLISHING & BROADCASTING--10.5%

AMFM                                                                                              1,913  (a)             149,692

AT&T--Liberty Media Group, Cl. A                                                                  2,816  (a)             159,808

Comcast, Cl. A                                                                                    2,407  (a)             120,952

EchoStar Communications, Cl. A                                                                      828  (a)              80,730

Gannett                                                                                           1,130                   92,166

Time Warner                                                                                       1,887                  136,690

USA Networks                                                                                        808  (a)              44,642

                                                                                                                         784,680



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

RESTAURANTS--.2%

McDonald's                                                                                          357                   14,392

RETAIL--5.8%

Amazon.com                                                                                          385  (a)              29,308

Costco Wholesale                                                                                  1,317  (a)             120,176

Home Depot                                                                                        2,088                  143,157

Intimate Brands                                                                                     303                   13,067

Kohl's                                                                                              476  (a)              34,361

Wal-Mart Stores                                                                                   1,309                   90,485

                                                                                                                         430,554

SEMICONDUCTORS & EQUIPMENT--8.7%

Applied Micro Circuits                                                                              368  (a)              46,828

Intel                                                                                             2,302  (a)             189,483

JDS Uniphase                                                                                      1,228  (a)             198,092

Maxim Integrated Products                                                                           792  (a)              37,373

PMC-Sierra                                                                                          291  (a)              46,651

Texas Instruments                                                                                 1,367                  132,428

                                                                                                                         650,855

TELECOMMUNICATION EQUIPMENT--9.1%

Comverse Technology                                                                                 357  (a)              51,676

General Instrument                                                                                  353  (a)              30,005

Lucent Technologies                                                                                 531                   39,725

Motorola                                                                                            279                   41,083

Nokia, A.D.S.                                                                                       921                  174,990

Omnipoint                                                                                           208  (a)              25,090

QUALCOMM                                                                                          1,248  (a)             219,960

RF Micro Devices                                                                                    690  (a)              47,222

Sycamore Networks                                                                                    40                   12,320

Tellabs                                                                                             355  (a)              22,787

Williams Communications Group                                                                       574  (a)              16,610

                                                                                                                         681,468

TELECOMMUNICATION SERVICES--6.6%

Level 3 Communications                                                                              713  (a)              58,377

MCI WorldCom                                                                                        627  (a)              33,270

NEXTEL Communications, Cl. A                                                                        642  (a)              66,206

Nortel Networks                                                                                     860                   86,860

Sprint (PCS Group)                                                                                  535  (a)              54,838

                                                                                                                     The Portfolio


STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION SERVICES (CONTINUED)

Vodafone AirTouch, A.D.R.                                                                           479                   23,711

VoiceStream Wireless                                                                                687  (a)              97,769

Western Wireless, Cl. A                                                                             437  (a)              29,170

Winstar Communications                                                                              552  (a)              41,538

                                                                                                                         491,739

TOTAL COMMON STOCKS

   (cost $5,505,656)                                                                                                   7,479,458
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--5.4%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY--3.7%

Federal Home Loan Mortgage, 1.3%, 1/3/2000                                                      275,000                  274,980

COMMERCIAL PAPER--1.7%

American Express Credit, 4.0%, 1/3/2000                                                         125,000                  124,972

TOTAL SHORT--TERM INVESTMENTS

   (cost $399,952)                                                                                                       399,952
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $5,905,608)                                                              105.3%                7,879,410

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (5.3%)                (394,641)

NET ASSETS                                                                                       100.0%                7,484,769

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  5,905,608     7,879,410

Cash                                                                     18,570

Receivable for investment securities sold                               125,485

Dividends receivable                                                      2,572

Prepaid expenses                                                             25

                                                                      8,026,062
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            11,455

Payable for investment securities purchased                             512,565

Accrued expenses                                                         17,273

                                                                        541,293
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,484,769
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       5,481,403

Accumulated net realized gain (loss) on investments                      29,564

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,973,802
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        7,484,769
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        376,728

NET ASSET VALUE, offering and redemption price per share ($)              19.87

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $36 foreign taxes withheld at source)            18,894

Interest                                                                16,770

TOTAL INCOME                                                            35,664

EXPENSES:

Investment advisory fee--Note 3(a)                                      30,158

Auditing fees                                                           22,405

Prospectus and shareholders' reports                                    14,122

Custodian fees--Note 3(a)                                               12,819

Legal fees                                                              10,499

Registration fees                                                        1,475

Trustees' fees and expenses--Note 3(b)                                   1,241

Shareholder servicing costs                                                 32

Loan commitment fees--Note 2                                                28

Miscellaneous                                                            1,003

TOTAL EXPENSES                                                          93,782

Less--expense reimbursement from The Dreyfus Corporation
   due to undertaking--Note 3(a)                                       (53,543)

NET EXPENSES                                                            40,239

INVESTMENT (LOSS)                                                      (4,575)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                 96,574

Net unrealized appreciation (depreciation) on investments            1,692,462

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,789,036

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,784,461

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------

                                                     1999               1998 (a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                     (4,575)                1,078

Net realized gain (loss) on investments            96,574              261,205

Net unrealized appreciation (depreciation)
   on investments                               1,692,462              281,340

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,784,461              543,623
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                            (1,120)                 --

Net realized gain on investments                (323,640)                 --

TOTAL DIVIDENDS                                 (324,760)                 --
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   4,177,592            2,000,000

Dividends reinvested                              324,760                 --

Cost of shares redeemed                       (1,020,907)                 --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            3,481,445             2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS        4,941,146             2,543,623
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,543,623                  --

END OF PERIOD                                   7,484,769            2,543,623

Undistributed investment income--net                 --                  1,078
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       252,994              160,000

Shares issued for dividends reinvested             19,754                  --

Shares redeemed                                  (56,020)                  --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     216,728              160,000

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                         Year Ended December 31,
                                                       -------------------------

                                                             1999        1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        15.90        12.50

Investment Operations:

Investment income (loss)--net                                (.02)(b)      .01

Net realized and unrealized

   gain (loss) on investments                                5.79         3.39

Total from Investment Operations                             5.77         3.40

Distributions:

Dividends from investment income--net                        (.01)        --

Dividends from net realized gain on investments             (1.79)        --

Total Distributions                                         (1.80)        --

Net asset value, end of period                              19.87        15.90
-------------------------------------------------------------------------------

TOTAL RETURN (%)                                           39.01        27.20(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.00          .25(c)

Ratio of net investment income (loss)

   to average net assets                                    (.11)         .05(c)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation           1.33          .31(c)

Portfolio Turnover Rate                                   115.08        75.65(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                       7,485        2,544

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering eleven series, including the Founders Growth Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series.The portfolio' s investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 177,977 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the
national   securities market.  Securities not listed on an
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,449 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $4,617, decreased paid in-capital by $42 and decreased accumulated net realized gain (loss) on investments by $4,575. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 2000, to reduce the management fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $53,543 during the period ended December 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .       .25 of 1%

          In excess of $100 million to $1 billion. . . . . .       .20 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .       .16 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .       .10 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $25 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $12,819 pursuant to the custody agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $7,603,283 and $4,332,426, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $1,973,802, consisting of $2,051,991 gross unrealized appreciation and $78,189 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Growth Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Growth Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates $.0200 per share as a long-term capital gain distribution of the $.1550 per share paid on December 29, 1999.

The portfolio also designates 3.201% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                                   The Portfolio

NOTES

                                                           For More Information

                        Dreyfus Investment Portfolios,

                        Founders Growth Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver, CO 80206

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  176AR9912






================================================================================



Dreyfus

Investment Portfolios,

Founders International Equity Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                        Founders International Equity Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders International Equity Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Douglas A. Loeffler, CFA of Founders Asset Management LLC, the portfolio's sub-investment adviser.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring, the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern Europe also
performed    well    in    1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders International
Equity    Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Douglas A. Loeffler, CFA, Portfolio Manager
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders International Equity Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Investment Portfolios, Founders International Equity Portfolio produced a total return of 60.69%.(1) This was significantly better than the 27.93% total return provided by the portfolio's benchmark, the Morgan Stanley Capital International (MSCI) World ex. U.S. Index, for the same period.(2)

We attribute the portfolio' s strong performance to two factors. First, our success in stock selection helped drive our positive returns, as did our emphasis on stocks within the technology, telecommunications and media (cable
TV) sectors. Second, the portfolio's heavy exposure to the European markets, an area that outperformed the Index during much of the period, helped boost returns.

What is the portfolio's investment approach?

The portfolio seeks long-term growth of capital by investing primarily in the stocks of foreign companies whose fundamental strengths indicate the potential for growth in earnings per share. Rather than utilizing a "top-down" approach to stock selection, which relies on forecasting stock market trends, the management team focuses exclusively on a "bottom-up" approach to stock selection, where stocks are chosen based on their individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to companies that the management team believes are the best managed and best positioned within their respective industries.

The portfolio invests primarily in foreign issuers from at least three foreign countries with established or emerging economies, but will not invest more than 50% of its assets in any one foreign country. The portfolio may also invest in investment-grade debt securities of foreign
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

issues that, based on market and general economic conditions, the management team believes offer opportunities for capital growth.

What other factors influenced the portfolio's performance?

Developed European and Japanese equity markets moved sharply forward during 1999 as investors became increasingly enthusiastic about opportunities found within the growth arena. This shift served to benefit the portfolio's growth investment strategy.

A late-year surge in growth-based investing moved European markets dramatically forward. Our overweighting in European markets captured this advance, and our strong individual stock selections there helped fuel returns, despite a weakening euro. In particular, the portfolio' s holdings in France and The Netherlands were successful, as was its focus on technology, telecommunications and media companies. Adding value were France's Altran Technologies and France's STMicroelectronics, Perlos, a Finnish plastic parts supplier for Nokia and Ericsson phones, and Mannesmann, a German telecommunications company. Detracting from the portfolio's returns were Altadis (formerly named Tabacalera), a Spanish tobacco company, and Brisa-Auto Estradas de Portugal, a Portuguese toll road
company,    both    of    which    posted    below-Index    advances.

In Japan, a strong yen, coupled with a much needed increase in communications between corporate managements and shareholders, helped their stocks rebound beginning in late July. In fact, this turnaround continued throughout 1999, as soaring investor confidence helped growth stocks drive the Japanese market. While the portfolio remained underweighted in Japan, our successes in stock selection in Japan resulted in higher returns than that of the Index. The strength of the yen provided additional rewards from our Japanese holdings. Of particular note were Ryohin Keikaku, a key retailer, and NTT Mobile Communications Network, a leader in Japan's red-hot wireless Internet access industry. On the other hand, our holdings in Kao, a consumer products company, provided disappointing returns, and it has since been sold from the portfolio.


The portfolio's focus on emerging market-based companies also proved successful. We are particularly excited about the potential of select Latin American companies, and have emphasized the region accordingly in our emerging markets exposure.

What is the portfolio's current strategy?

As we enter the new millennium, the portfolio's management team is in the unusual position of seeing too many rather than too few large- and mid-cap investment opportunities in the international markets. In response, our strategy has been to expand the number of stocks the portfolio holds by roughly 25% while increasing its exposure to midcap stocks and newly listed companies. Among the latter is Partner Communications, the first phone company to be listed in Israel. We currently have an especially favorable outlook for a number of portfolio holdings, such as Ireland's ESAT Telecom, that are currently targets of hostile takeover bids. The portfolio currently continues to maintain its strategy of emphasizing technology, telecommunications and media stocks, as well as overweighting Europe and underweighting Japan.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL -- THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES. INCLUDES NET DIVIDENDS REINVESTED.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, Founders International Equity Portfolio and the Morgan Stanley Capital International World ex U.S. Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      9/30/98            60.69%            63.30%


(+) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The portfolio's performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS INTERNATIONAL EQUITY PORTFOLIO ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED.

THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999




COMMON STOCKS--105.5%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--1.4%

Bank Austria                                                                                      1,175                   66,313

CANADA--1.7%

AT&T Canada, ADR                                                                                  1,925  (a)              77,481

DENMARK--1.3%

Novo Nordisk, Cl. B                                                                                 450                   59,737

FINLAND--3.9%

Nokia, ADS                                                                                          375                   71,250

Perlos                                                                                            2,350  (a)              82,892

UPM-Kymmene                                                                                         575                   23,179

                                                                                                                         177,321

FRANCE--10.5%

Accor                                                                                             1,550                   74,933

Alcatel                                                                                             325                   74,678

Altran Technologies                                                                                 150                   90,702

Aventis                                                                                             875                   50,881

Elf Aquitaine                                                                                         2                      390

Thomson Multimedia                                                                                1,275  (a)              68,745

Total Fina, Cl. B                                                                                   499                   66,633

Vivendi                                                                                             600                   54,210

                                                                                                                         481,172

GERMANY--5.6%

Deutsche Bank                                                                                       775                   65,491

Douglas Holding                                                                                     925                   39,852

Mannesmann                                                                                          425                  102,581

Preussag                                                                                            901                   50,214

                                                                                                                         258,138

HONG KONG--1.6%

China Telecom (Hong Kong)                                                                        12,000  (a)              75,024

IRELAND--2.7%

ESAT Telecom, ADS                                                                                 1,375  (a)             125,813

ISRAEL--2.4%

Partner Communications, ADR                                                                       4,200  (a)             108,675

                                                                                                                    The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                       Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY--5.0%

Alleanza Assicurazioni                                                                            6,325                   77,639

Bulgari                                                                                           7,200                   64,812

Seat Pagine Gialle-RNC                                                                           39,775                   87,466

                                                                                                                         229,917

JAPAN--19.7%

Citizen Electronics                                                                                 400                   72,414

FUJI MACHINE                                                                                        400                   32,254

Fujitsu                                                                                           2,000                   91,203

NEC                                                                                               3,000                   71,485

NTT Mobile Communications Network                                                                     3                  115,373

Nippon Express                                                                                    8,000                   44,231

Nippon Telegraph & Telephone                                                                          6                  102,750

RICOH                                                                                             4,000                   75,389

Ryohin Keikaku                                                                                      350                   70,247

SONY                                                                                                525                  155,666

Sakura Bank                                                                                       6,000                   34,759

TDK                                                                                                 300                   41,423

                                                                                                                         907,194

LUXEMBOURG--.9%

Societe Europeenne des Satellites                                                                   275                   40,186

NETHERLANDS--12.4%

ASM Lithography, ADR                                                                                620  (a)              70,525

Getronics                                                                                           700                   55,872

ING Groep                                                                                           875                   52,857

KPN                                                                                                 550                   53,711

Koninklijke (Royal) Philips Electronics, ADS                                                        425                   57,375

STMicroelectronics                                                                                  475                   73,146

TNT Post Group                                                                                    1,900                   54,477

United Pan-Europe Communications                                                                    625  (a)              79,994

VNU                                                                                               1,400                   73,622

                                                                                                                         571,579

NORWAY--.4%

Tomra Systems                                                                                     1,200                   20,389

PORTUGAL--1.4%

Brisa-Auto Estradas de Portugal                                                                   8,200                   62,971



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE--2.8%

DBS Group                                                                                         4,607                   75,516

NatSteel Electronics                                                                             10,000                   52,837

                                                                                                                         128,353

SOUTH AFRICA--1.4%

DeBeers Consolidated Mines, ADR                                                                   2,300                   66,556

SOUTH KOREA--3.1%

Korea Telecom, ADR                                                                                1,125                   84,094

SK Telecom, ADS                                                                                   1,570                   60,278

                                                                                                                         144,372

SPAIN--4.5%

Banco Santander Central Hispano                                                                   4,675                   52,957

Centros Comerciales Continente                                                                    2,825                   56,656

Telefonica Publicidad e Informacion                                                               1,975  (a)              96,037

Telefonica S. A., ADR                                                                                15  (a)               1,182

                                                                                                                         206,832

SWEDEN--4.1%

Ericsson (LM) Tel, Cl. B, ADS                                                                     1,025                   67,330

ForeningsSparbanken                                                                               3,300                   48,547

Skandia Forsakrings                                                                               2,400                   72,590

                                                                                                                         188,467

SWITZERLAND--3.8%

Roche Holding Ag-Genusscheine                                                                         4                   47,481

Swatch, Cl. B                                                                                        70                   80,631

Synthes-Stratec                                                                                     105  (a)              48,075

                                                                                                                         176,187

TAIWAN--1.3%

Taiwan Semiconductor Manufacturing, ADS                                                           1,367  (a)              61,515

UNITED KINGDOM--11.0%

BP Amoco, ADS                                                                                       875                   51,898

Dixons                                                                                            2,525                   60,716

Energis                                                                                           1,225  (a)              58,833

Jazztel, ADS                                                                                        775  (a)              50,472

Marconi                                                                                           3,775  (a)              66,784

Pearson                                                                                           2,500                   80,907

Reckitt Benckiser                                                                                 3,125                   29,295

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Vodafone AirTouch                                                                                 5,400                   26,750

WPP                                                                                               5,100                   80,795

                                                                                                                         506,450

UNITED STATES--2.6%

Global TeleSystems Group                                                                          1,480  (a)              51,245

NTL                                                                                                 550  (a)              68,612

                                                                                                                         119,857

TOTAL COMMON STOCKS

   (cost $3,592,221)                                                                                                   4,860,499
------------------------------------------------------------------------------------------------------------------------------------


PREFERRED STOCKS--1.9%
------------------------------------------------------------------------------------------------------------------------------------

BRAZIL

Petroleo Brasileiro

   (cost $49,282)                                                                                   400                   88,562
------------------------------------------------------------------------------------------------------------------------------------

                                                                                             Principal
BONDS AND NOTES--.0%                                                                         Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM

British Aerospace

  7.45%, 11/29/2003

   (cost $546)                                                                                      704  (b)                 686
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $3,642,049)                                                              107.4%                4,949,747

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (7.4%)                (341,982)

NET ASSETS                                                                                       100.0%                4,607,765

(A) NON-INCOME PRODUCING.

(B) CONVERTED TO U.S. DOLLARS FROM BRITISH POUNDS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  3,642,049    4,949,747

Receivable for investment securities sold                                37,504

Dividends receivable                                                      1,651

Due from The Dreyfus Corporation and affiliates                           2,114

                                                                      4,991,016
--------------------------------------------------------------------------------

LIABILITIES ($):

Cash overdraft due to Custodian                                         260,684

Payable for investment securities purchased                              97,521

Accrued expenses                                                         25,046

                                                                        383,251
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,607,765
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       2,965,826

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                    334,283

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   1,307,656
--------------------------------------------------------------------------------

NET ASSETS ($)                                                        4,607,765
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 212,866

NET ASSET VALUE, offering and redemption price per share ($)             21.65

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $4,050 foreign taxes withheld at source)         28,932

Interest                                                                 8,986

TOTAL INCOME                                                            37,918

EXPENSES:

Investment advisory fee--Note 3(a)                                      27,223

Custodian fees                                                          31,417

Auditing fees                                                           26,845

Prospectus and shareholders' reports                                     9,606

Legal fees                                                               5,753

Trustees' fees and expenses--Note 3(b)                                     916

Registration fees                                                          255

Shareholder servicing costs                                                 35

Loan commitment fees--Note 2                                                16

Miscellaneous                                                              681

TOTAL EXPENSES                                                         102,747

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                       (61,913)

NET EXPENSES                                                            40,834

INVESTMENT (LOSS)                                                      (2,916)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                           645,007

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                        980,443

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,625,450

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,622,534

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                --------------------------------

                                                     1999               1998a
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                 (2,916)              (1,791)

Net realized gain (loss) on investments           645,007             (28,274)

Net unrealized appreciation (depreciation)
   on investments                                 980,443              327,213

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,622,534              297,148
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

NET REALIZED GAIN ON INVESTMENTS                (282,839)                  --
--------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   1,317,844            2,000,000

Dividends reinvested                              282,839                  --

Cost of shares redeemed                         (629,761)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS              970,922             2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS        2,310,617             2,297,148
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             2,297,148                  --

END OF PERIOD                                   4,607,765            2,297,148
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                        67,505              160,000

Shares issued for dividends reinvested             13,155                   --

Shares redeemed                                  (27,794)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      52,866              160,000

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                         Year Ended December 31,
                                                       -------------------------

                                                             1999        1998a
-------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.36        12.50

Investment Operations:

Investment (loss)                                            (.02)(b)     (.01)

Net realized and unrealized gain (loss) on investments       8.73         1.87

Total from Investment Operations                             8.71         1.86

Distributions:

Dividends from net realized gain on investments             (1.42)          --

Net asset value, end of period                              21.65        14.36
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                           60.69        14.88(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                     1.50          .38(c)

Ratio of net investment (loss) to average net assets       (.11)        (.08)(c)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation           2.27          .81(c)

Portfolio Turnover Rate                                   190.80        29.25(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      4,608          2,297

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering eleven series, including the Founders International Equity Portfolio (the "portfolio"). The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio' s investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC (" Founders" ) serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 170,530 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $4,084 during the period ended December 31, 1999, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $2,916 and accumulated net realized gain
(loss) on investments by $389 and decreased paid-in capital by $3,305. Net assets were not effected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $61,913 during the period ended December 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

           0 to $100 million . . . . . . . . . . . . . . . . . . . . .35 of 1%

           In excess of $100 million to $1 billion . . . . . . . . . .30 of 1%

           In excess of $1 billion to $1.5 billion . . . . . . . . . .26 of 1%

           In excess of $1.5 billion . . . . . . . . . . . . . . . . .20 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $13 pursuant to the transfer agency agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $6,152,370 and $5,048,736, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $1,307,698, consisting of $1,355,062 gross unrealized appreciation and $47,364 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios,

Founders International Equity Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders International Equity Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders International Equity Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.1920 per share as a long-term capital gain distribution of the $1.4150 per share paid on December 30, 1999.

                                                                   The Portfolio

                                                           For More Information

                        Dreyfus

                        Investment Portfolios,

                        Founders International Equity Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver, CO 80206

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  177AR9912





================================================================================



Dreyfus Investment Portfolios, Founders Passport Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            15   Statement of Assets and Liabilities

                            16   Statement of Operations

                            17   Statement of Changes in Net Assets

                            18   Financial Highlights

                            19   Notes to Financial Statements

                            24   Report of Independent Auditors

                            25   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Founders Passport Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Founders Passport Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Tracy Stouffer of Founders Asset Management LLC, the portfolio's sub-investment adviser.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks generally outperformed U.S. stocks in 1999, as measured by the MSCI EAFE((reg.tm)) and the S&P 500 indices. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring and the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin America and Eastern
Europe    also    performed    well    in    1999.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Investment Portfolios, Founders Passport Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Tracy Stouffer, Portfolio Manager
Founders Asset Management LLC, Sub-Investment Adviser

How did Dreyfus Investment Portfolios, Founders Passport Portfolio perform during the period?

For the 12-month period ended December 31, 1999, Dreyfus Investment Portfolios, Founders Passport Portfolio produced a total return of 76.05%.(1) In comparison, the Morgan Stanley Capital International World ex U.S.A. Index produced a total return of 27.93%(2) and the Morgan Stanley Capital International World ex U.S.A. Small Cap Index produced a total return of 18.38%(3) for the same period.

The portfolio' s superior performance during the reporting period was driven by an increasing investment in "new economy" stocks within the technology, wireless communications and Internet industries. In addition, the portfolio de-emphasized stocks in Europe where the weakening euro hurt performance, and added to our holdings in Japan, where the yen was strengthening and stocks were appreciating in value.

What is the portfolio's investment approach?

The portfolio invests primarily in foreign companies with annual revenues or market capitalizations of $1 billion or less that have demonstrated strong earnings growth as well as dominance in their market niches.

Although our recent focus has been on technology and telecommunications, our objective is to build a broadly diversified portfolio of more than 100 stocks in many industries. Holdings include such disparate businesses as a cable television company in Brazil, a homebuilder in Mexico, a baker in Germany and a bank in Egypt.

Because of this broad mandate, we believe it is very important for us to meet with corporate management teams to assess their business strategies. We also believe it is important to travel to the countries in which they are located to assess the local business environment. When
                                                                   The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

it comes to international small-cap stocks, it is especially important to learn as much as we can because there is a limited amount of Wall Street research available on many of these companies.

What other factors influenced the portfolio's performance?

The global economic picture is much brighter today than it was a year ago. Spurred by the Federal Reserve Board's actions in the U.S. to lower interest rates in 1998, central banks around the world followed suit, stimulating business borrowing and economic activity. Certainly, it would have been difficult for any international portfolio to perform well this past year without this change in economic environment.

Beyond this favorable backdrop, however, the new economy stocks that have so dominated global markets have taken growth a quantum step further. In Europe, for instance, economic growth remains modest, yet some of the world's fastest growing and profitable telecommunications companies are based there. Similarly, the Japanese economy was in a recession for much of the 1990s. While large companies continue to make slow progress, the entrepreneurial spirit in Japan has been unleashed. The JASDAQ, Japan's version of our Nasdaq technology index,
rose    about    250%    in    1999.

One of the portfolio's best performers during the reporting period was Intershop Communications, a German software company that helps other companies create " storefronts" on the Internet. Rather than building bricks and mortar retail outlets, these "shop-in-a-box" solutions allow companies of any size to compete on a global scale. Another excellent performer was Tiscali, an Italian
telecommunications    company    and    an    Internet    service    provider.

What is the portfolio's current strategy?

Our current strategy is to find small, fast-growing companies throughout the world, regardless of industry or location. In 1999, many of those companies reflected technology themes such as the ability of cellular telephones to connect to the Internet, the need to conduct commerce over the Internet in a secure fashion, the development of anti-virus software and other specialized market niches.


Another important investment theme for the portfolio is outsourcing, in which companies only hire employees to conduct their core business, and outsource as many functions as possible, such as manufacturing and design. Over the past 10 years, we have seen a growing trend toward outsourcing in every U.S. industry, and that trend is beginning to take hold in Asia and Europe. Small-cap companies, many of which are in this portfolio, are often the providers of those outsourcing services.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURE PROVIDED REFLECTS THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES.

(3) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL -- THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. SMALL CAP INDEX IS A WEIGHTED AVERAGE OF THE PERFORMANCE OF SECURITIES IN 21 COUNTRIES THAT INCLUDES COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN U.S. $200 MILLION AND $800 MILLION.

                                                                   The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of a $10,000 investment in Dreyfus Investment Portfolios, Founders Passport Portfolio with the Morgan Stanley Capital International World ex U.S.A. Index and the Morgan Stanley Capital International World ex U.S.A. Small Cap Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99



                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      9/30/98            76.05%            76.79%


(+) SOURCE: MORGAN STANLEY CAPITAL INTERNATIONAL

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, FOUNDERS PASSPORT PORTFOLIO ON 9/30/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. INDEX AND THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. SMALL CAP INDEX.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH REFLECTS THE REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AND TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, EXCLUDING THE U.S., CONSISTING SOLELY OF EQUITY SECURITIES AND INCLUDES NET DIVIDENDS REINVESTED. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD EX U.S.A. SMALL CAP INDEX IS A WEIGHTED AVERAGE OF THE PERFORMANCE OF SECURITIES IN 21 COUNTRIES THAT INCLUDES COMPANIES WITH MARKET CAPITALIZATIONS BETWEEN U.S. $200 MILLION AND $800 MILLION.

THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999



COMMON STOCKS--99.0%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ARGENTINA--.7%

El Sitio, ADR                                                                                     2,800  (a)             102,900

AUSTRALIA--5.0%

Catuity                                                                                             718  (a)               8,136

Challenger International                                                                            500                    1,349

Chaosmusic                                                                                        4,150  (a)               2,908

Davnet                                                                                           55,925                   84,251

ERG                                                                                               6,575                   36,822

FiberTel                                                                                         12,850  (a)              11,531

Formida                                                                                             925  (a)               1,812

Health Communications                                                                            40,150  (a)              40,762

MultiEmedia.com                                                                                 171,625  (a)              79,814

One.Tel                                                                                          34,750                   53,489

PowerLan                                                                                         28,950                   28,064

Sausage Software                                                                                 25,925  (a)              88,301

Securenet                                                                                        31,625  (a)             142,929

Solution 6                                                                                        6,250  (a)              67,956

Westel Group                                                                                    181,325  (a)              97,390

                                                                                                                         745,514

AUSTRIA--.4%

Austria Technologie & Systemtechnik                                                               1,125  (a)              57,822

BRAZIL--1.3%

Tele Celular Sul Participacoes, ADR                                                               2,800                   88,900

Tele Centro Oeste Celular Participacoes, ADR                                                     10,100                   65,650

Tele Nordeste Celular Participacoes, ADR                                                            900                   45,450

                                                                                                                         200,000

DENMARK--.8%

Vestas Wind Systems                                                                                 650  (a)             115,342

EQYPT--.4%

Commercial International Bank, GDR                                                                3,650                   52,378

FINLAND--4.7%

Comptel                                                                                           1,800  (a)             126,693

Elcoteq Network                                                                                   1,200                   18,382

F-Secure                                                                                          3,925  (a)             114,713

JOT Automation                                                                                    6,150                   57,331

PMJ automec                                                                                       1,875                   22,052

Stonesoft                                                                                         6,200  (a)              82,478

TJ Group                                                                                          1,650  (a)              58,200

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINLAND (CONTINUED)

Talentum                                                                                          2,850                   69,221

Teleste                                                                                           9,250  (a)             151,019

                                                                                                                         700,089

FRANCE--6.1%

ALTEN                                                                                               425                   73,328

Avenir Telecom                                                                                      200  (a)              37,933

Coheris Atix                                                                                        250  (a)              46,082

Consodata                                                                                         1,450  (a)              65,759

Cross Systems                                                                                       175  (a)              38,800

FI System                                                                                           200                   60,871

IPSOS                                                                                             1,025  (a)              84,809

Infosources                                                                                       1,100  (a)              81,481

Ingenico                                                                                          1,750                   75,643

Neopost                                                                                           1,650  (a)              69,425

Remy Cointreau                                                                                    2,175                   48,925

Silicon-On-Insulator Technologies                                                                   375                   50,982

Valtech                                                                                             725  (a)              59,877

Wavecom                                                                                           1,225  (a)             108,023

                                                                                                                         901,938

GERMANY--11.4%

ADVA                                                                                                300  (a)              54,724

Articon Information Systems                                                                       1,025  (a)              50,617

Brokat Infosystems                                                                                  725  (a)             146,862

Easy Software                                                                                       575                   28,105

Fantastic                                                                                           875  (a)             162,256

Fluxx.com                                                                                         1,025  (a)              32,023

GfK                                                                                               2,525  (a)             101,788

InternetMediaHouse                                                                                  550  (a)              21,063

Intershop Communications                                                                            475  (a)             135,952

JUMPtec Industrielle Computertechnik                                                                225  (a)              19,274

Kabel New Media                                                                                     250  (a)               6,248

Kamps                                                                                               425                   29,340

Kamps-New                                                                                         1,295  (a)              86,398

Pandatel                                                                                            350  (a)              23,986

Pixelpark                                                                                           825  (a)              93,952

ricardo.de                                                                                        1,625  (a)             180,144

Secunet Security                                                                                  1,775  (a)              80,498


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

TOMORROW Internet                                                                                 1,675  (a)              84,403

Telegate                                                                                          2,250  (a)             129,250

Utimaco Safeware                                                                                    750  (a)             126,227

Zapf Creaton                                                                                      2,900  (a)              96,446

                                                                                                                       1,689,556

GREECE--3.7%

ETBA                                                                                             56,300  (a)             515,568

Intralot                                                                                            350  (a)              28,579

                                                                                                                         544,147

HONG KONG--4.6%

ASM Pacific Technology                                                                           22,000                   39,056

CCT Telecom                                                                                     108,000  (a)              79,887

e-New Media                                                                                     244,000                  119,277

Global Tech                                                                                      68,000                   78,729

Hanny                                                                                            96,000                   90,770

Quality Healthcare Asia                                                                          60,000  (a)              23,155

Sino-i.com                                                                                      755,000  (a)              69,930

TCL International                                                                               264,000  (a)             185,090

                                                                                                                         685,894

INDONESIA--.6%

PT Kable Farma                                                                                    2,000  (a)                 322

PT Multipolar                                                                                   493,000  (a)              86,429

                                                                                                                          86,751

IRELAND--1.2%

Grafton                                                                                             975                   22,109

ITG                                                                                              11,563  (a)             134,012

Jurys Doyle Hotel                                                                                 2,350                   17,407

                                                                                                                         173,528

ISRAEL--2.0%

AudioCodes, ADR                                                                                     975  (a)              89,700

BATM Advanced Communications                                                                      1,100                   90,951

GEO Interactive Media                                                                             4,050  (a)             114,456

                                                                                                                         295,107

ITALY--3.0%

Class Editori                                                                                     6,875                  118,140

Ericsson                                                                                          2,575                  146,259

Magneti Marelli                                                                                  15,300                   58,378

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Olidata                                                                                           4,500  (a)              27,841

Poligrafica S. Faustino                                                                             175                   23,555

Tiscali                                                                                             175  (a)              70,678

                                                                                                                         444,851

JAPAN--9.4%

Chiyoda Integre                                                                                   4,000                   52,843

ENPLAS                                                                                            2,000                   74,371

GLOBAL-DINING                                                                                     1,000                   72,414

H.I.S.                                                                                               40                    2,854

INES                                                                                              4,000                  129,563

INNOTECH                                                                                          2,400                  108,034

JUSTSYSTEM                                                                                        1,600                   97,074

KAPPA CREATE                                                                                      3,000                   63,118

KINSEKI                                                                                           3,000                   31,852

KURODA ELECTRIC                                                                                      60                    2,419

Koha                                                                                              1,000                   69,478

NIDEC COPAL ELECTRONICS                                                                           3,000                   56,072

NIPPON THOMPSON                                                                                  13,000                  107,369

Nikko Travel                                                                                      2,000                   42,078

PCA                                                                                               1,278                   80,664

Plaza Create                                                                                        700                   71,925

RENOWN                                                                                            3,000                    7,339

Shobunsha Publications                                                                              800                   50,103

TANSEISHA                                                                                         3,000                   20,550

TKC                                                                                               1,200                   45,680

Uchida Yoko                                                                                      13,000                   79,509

YOKOWO                                                                                            4,000                   99,814

ZUKEN                                                                                               600                   22,957

                                                                                                                       1,388,080

MEXICO--3.1%

Consorcio Ara                                                                                    28,100  (a)              46,537

Corporacion Interamericana de Entretenimiento                                                    16,075  (a)              64,181

Corporacion GEO                                                                                  16,550  (a)              62,324

Datacapital                                                                                      69,575  (a)              29,357

Grupo Elektra                                                                                    80,075                   78,892

Grupo Radio Centro, ADR                                                                           4,275  (a)              35,803

Grupo Sanborns                                                                                   63,400  (a)             140,443

                                                                                                                         457,537


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS--2.5%

ASM International                                                                                 6,375  (a)             147,769

Detron                                                                                            2,275  (a)              49,065

Meta4                                                                                             3,075  (a)              22,932

Toolex International, ADR                                                                         2,100  (a)              35,700

Unit 4                                                                                            4,275  (a)             109,647

                                                                                                                         365,113

NORWAY--2.5%

Norman                                                                                            8,825  (a)              95,918

Opticom                                                                                             700  (a)             148,666

VISMA                                                                                            17,325                  129,865

                                                                                                                         374,449

SINGAPORE--1.8%

JIT                                                                                               5,000                   17,412

Keppel Telecommunications & Transportation                                                       37,000                   60,204

Manufacturing Integration Technology                                                             56,000  (a)              36,986

MediaRing.com                                                                                    36,000  (a)              38,907

PCI                                                                                               8,000                    6,533

WBL                                                                                              41,000                  108,808

                                                                                                                         268,850

SOUTH AFRICA--.5%

Anglovaal Industries                                                                             14,100                   13,653

Ixchange Technology                                                                              14,600  (a)              61,674

                                                                                                                          75,327

SWEDEN--10.7%

Arkivator                                                                                         1,725                   44,054

Aspiro Information                                                                                1,575  (a)              64,876

Connecta                                                                                          1,625  (a)              55,461

ConNova                                                                                           5,775  (a)              97,530

ConNova-New                                                                                       1,700  (a)              28,710

Enea Data                                                                                           800                   61,669

Framtidsfabriken                                                                                    600  (a)             108,744

HiQ International                                                                                 1,150  (a)              73,761

Industrial & Financial Systems                                                                    1,600  (a)              34,836

Infocast, Cl. B                                                                                   4,625  (a)              29,937

Information Highway                                                                                 975                  161,793

Mandator                                                                                          7,800                  116,582

Modul 1 Data                                                                                      1,800                   19,489

Protect Data                                                                                      2,325                   60,745

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN (CONTINUED)

Semcon                                                                                            5,575                   65,611

Sifo, Cl. B                                                                                       1,425                   18,112

Sigma, Cl. B                                                                                      3,775                   80,858

SwitchCore                                                                                        3,825  (a)             156,655

Technology Nexus                                                                                  4,425  (a)              83,324

Telelogic                                                                                         1,100  (a)              58,515

Teligent                                                                                          9,625  (a)             164,249

                                                                                                                       1,585,511

SWITZERLAND--1.5%

4M Technologies                                                                                     350  (a)             105,295

Kudelski                                                                                             10  (a)              59,666

Miracle                                                                                             125  (a)              36,113

SEZ                                                                                                  50                   27,980

                                                                                                                         229,054

UNITED KINGDOM--19.1%

AIT                                                                                                 625                   15,342

African Lakes                                                                                    18,450  (a)              29,795

Autonomy                                                                                          2,450  (a)             118,825

Baltimore Technologies                                                                            2,125  (a)             176,302

Bloomsbury Publishing                                                                             4,400                   57,555

Capital Radio                                                                                     3,575                   86,599

Celltech                                                                                          6,475  (a)              55,315

Chrysalis                                                                                           175                    4,239

Dialog Semiconductor                                                                              2,475  (a)             180,837

Durlacher                                                                                         5,000  (a)             133,633

Eidos, ADR                                                                                          450  (a)              37,350

eXchange                                                                                         15,200  (a)              85,422

F. I.                                                                                             6,725                   81,180

Fibernet                                                                                            525  (a)              15,006

Glotel                                                                                            2,100  (a)              24,756

Goldshield                                                                                          775                    8,185

Guardian IT                                                                                       6,975                  107,233


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

HIT Entertainment                                                                                   825                   28,778

Harrier                                                                                          11,175  (a)              67,674

Imagination Technologies                                                                         17,950                  114,500

Incepta                                                                                          16,175  (a)              29,778

Independent Energy, ADR                                                                           2,675  (a)              89,111

Infobank International                                                                            2,575  (a)              79,425

International Quantum Epitaxy                                                                     1,525  (a)              59,475

Jazztel, ADR                                                                                        925  (a)              60,241

Kewill Systems                                                                                    2,600                   65,500

Matalan                                                                                           4,125                  113,245

NDS, ADR                                                                                          2,150  (a)              65,575

NXT                                                                                               3,750  (a)              82,965

NetBenefit                                                                                          900  (a)              12,572

NewMedia SPARK                                                                                   22,100  (a)              57,460

Pace Micro Technology                                                                            13,500                  113,366

QXL                                                                                               6,000  (a)             141,465

RM                                                                                                4,600                   64,257

Recognition Systems                                                                              17,650  (a)              98,335

Sherwood International                                                                            4,700                   96,014

Sportsworld Media                                                                                 2,225  (a)              17,535

Superscape VR                                                                                     4,600  (a)              25,480

Trafficmaster                                                                                     6,689  (a)              98,299

Whatman                                                                                           1,975                   41,462

                                                                                                                       2,840,086

UNITED STATES--2.0%

FirstCom                                                                                          1,550  (a)              56,963

SCM Microsystems                                                                                  1,475  (a)              94,308

Sensar                                                                                            1,600  (a)              95,200

TRICOM                                                                                            2,425  (a)              54,562

                                                                                                                         301,033

TOTAL COMMON STOCKS

   (cost $10,736,504)                                                                                                 14,680,857

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                     Principal
SHORT-TERM INVESTMENTS--5.2%                        Amount ($)        Value ($)
--------------------------------------------------------------------------------

COMMERCIAL PAPER:

American Express, 4%, 1/3/2000                         280,000          279,938

Associates Corp. of North America, 4%, 1/3/2000        500,000          499,889

TOTAL SHORT--TERM INVESTMENTS

   (cost $779,827)                                                      779,827
--------------------------------------------------------------------------------

   TOTAL INVESTMENTS (cost $11,516,331)                  104.2%      15,460,684

LIABILITIES, LESS CASH AND RECEIVABLES                    (4.2%)       (624,877)

NET ASSETS                                               100.0%      14,835,807

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  11,516,331  15,460,684

Cash                                                                    954,357

Receivable for investment securities sold                                47,860

Dividends receivable                                                      3,404

Prepaid expenses                                                          1,121

Due from The Dreyfus Corporation and affliliates                         17,340

                                                                     16,484,766
--------------------------------------------------------------------------------

LIABILITIES ($):

Payable for investment securities purchased                           1,557,594

Accrued expenses                                                         91,365

                                                                      1,648,959
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       14,835,807
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                       9,562,593

Accumulated net realized gain (loss) on investments and
  foreign currency transactions                                       1,328,940

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions                    3,944,274
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       14,835,807
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                        622,830

NET ASSET VALUE, offering and redemption price per share ($)             23.82

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $5,649 foreign taxes withheld at source)         37,332

Interest                                                                28,706

TOTAL INCOME                                                            66,038

EXPENSES:

Investment advisory fee--Note 3(a)                                      73,558

Custodian fees                                                         134,187

Auditing fees                                                           31,009

Legal fees                                                              14,545

Prospectus and shareholders' reports                                    10,733

Trustees' fees and expenses--Note 3(b)                                   1,428

Registration fees                                                        1,203

Shareholder servicing costs                                                113

Loan commitment fees--Note 2                                                51

Miscellaneous                                                              763

TOTAL EXPENSES                                                         267,590

Less--expense reimbursement from The Dreyfus Corporation
  due to undertaking--Note 3(a)                                      (157,253)

NET EXPENSES                                                           110,337

INVESTMENT (LOSS)                                                     (44,299)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                         2,285,760

Net unrealized appreciation (depreciation) on investments and
  foreign currency transactions                                      3,162,746

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               5,448,506

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,404,207

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                --------------------------------

                                                     1999           1998 (a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income (loss)--net                    (44,299)                1,291

Net realized gain (loss) on investments         2,285,760                5,477

Net unrealized appreciation (depreciation)
   on investments                               3,162,746              781,528

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,404,207              788,296
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                --               (1,200)

Net realized gain on investments                (913,689)              (4,400)

TOTAL DIVIDENDS                                 (913,689)              (5,600)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   5,886,112            5,000,000

Dividends reinvested                              913,689                5,600

Cost of shares redeemed                       (2,242,808)                  --

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            4,556,993             5,005,600

TOTAL INCREASE (DECREASE) IN NET ASSETS        9,047,511             5,788,296
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                             5,788,296                 --

END OF PERIOD                                  14,835,807            5,788,296

Undistributed investment income--net                 --                    91
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       316,947              400,000

Shares issued for dividends reinvested             39,642                  390

Shares redeemed                                 (134,149)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     222,440              400,390

(A)  FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                         Year Ended December 31,
                                                      --------------------------

                                                            1999         1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        14.46          12.50

Investment Operations:

Investment income (loss)-net                              (.10)(b)        .00(c)

Net realized and unrealized
   gain (loss) on investments                               11.04           1.97

Total from Investment Operations                            10.94           1.97

Distributions:

Dividends from investment income--net                       --          (.00)(c)

Dividends from net realized gain on investments             (1.58)         (.01)

Total Distributions                                         (1.58)         (.01)

Net asset value, end of period                              23.82          14.46
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                            76.05       15.79(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      1.50         .38(d)

Ratio of net investment income (loss)
   to average net assets                                     (.60)        .02(d)

Decrease reflected in above expense ratios
   due to undertakings by The Dreyfus Corporation            2.14         .30(d)

Portfolio Turnover Rate                                    319.31        3.98(d)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      14,836          5,788

(A) FROM SEPTEMBER 30, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering eleven series, including the Founders Passport Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies  to  fund  variable  annuity  contracts  and  variable  life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide capital appreciation. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Founders Asset Management LLC ("Founders") serves as the portfolio' s sub-investment adviser. Founders is a 90%-owned subsidiary of Mellon. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 427,899 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $721 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital
gain    are    normally    declared    and    paid    annually,

but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(e) Federal income taxes: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $44,208 and decreased accumulated net realized gain (loss) on investments by $44,208. Net assets were not affected by this reclassification.

NOTE 2--Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the portfolio at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the Facility.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest
                                                                   The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The reduction in investment advisory fees and reimbursement of other expenses, pursuant to the undertaking, amounted to $157,253 during the period ended December 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement with Founders, the sub-investment advisory fees are payable monthly by Dreyfus, and is based upon the value of the portfolio's average daily net assets, computed at the following annual rates:

          Average Net Assets

          0 to $100 million. . . . . . . . . . . . . . . . .       .35 of 1%

          In excess of $100 million to $1 billion. . . . . .       .30 of 1%

          In excess of $1 billion to $1.5 billion. . . . . .       .26 of 1%

          In excess of $1.5 billion. . . . . . . . . . . . .       .20 of 1%

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $23 pursuant to the transfer agency agreement.

(b) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $26,580,365 and $22,306,582, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was $3,944,353, consisting of $4,153,340 gross unrealized appreciation and $208,987 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Founders Passport Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Founders Passport Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of December 31, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Founders Passport Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the portfolio hereby designates $.0820 per share as a long-term capital gain distribution of the $1.5670 per share paid on December 28, 1999.

                                                                   The Portfolio

                                                           For More Information

                        Dreyfus Investment Portfolios,

                        Founders Passport Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Founders Asset Management LLC

                        Founders Financial Center

                        2930 East Third Avenue

                        Denver, CO 80206

                        Custodian

                        The Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  178AR9912







================================================================================




Dreyfus  Investment Portfolios,  Japan Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            17   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                                Japan Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Japan Portfolio, covering the period from the portfolio's inception on December 15, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, Miki Sugimoto.

International economies surprised many analysts with their resiliency in 1999. Instead of remaining mired in recession after the currency- and credit-related dislocations that adversely affected their economies in 1997 and 1998, most developed and emerging markets enjoyed positive economic growth trends in 1999.

As a result, international stocks, as measured by the MSCI EAFE((reg.tm) )Index, outperformed U.S. stocks, as measured by the S& P 500 Index in 1999. The international stock markets were led higher by developed markets in Japan and Asia, where economic recoveries and financial system reforms drove stock prices higher. Europe also produced generally attractive returns, benefiting from corporate restructuring and the effects of economic unification and the introduction of a single currency, the euro. Emerging markets in Asia, Latin
America   and   Eastern   Europe   also   generally  performed  well  in  1999.

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation    in    Dreyfus   Investment   Portfolios,   Japan   Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Miki Sugimoto, Portfolio Manager

What is the Dreyfus Investment Portfolios, Japan Portfolio's investment approach?

The portfolio seeks long-term capital growth. To pursue this goal, the portfolio invests primarily in stocks of Japanese companies. Generally, the portfolio invests at least 60% of its assets in Japanese companies with market caps of at least $1.5 billion at the time of investment. The portfolio's investments may include common stocks, preferred stocks and convertible securities.

The portfolio manager utilizes a "top-down," theme-driven investment approach to stock selection. The portfolio manager first attempts to identify overall economic trends, and then begins to narrow the search to industry groups that are believed to have the potential to benefit from these trends. The portfolio also considers economic variables, such as the relative valuations of equities and bonds, and trends in the currency exchange markets. The investment themes and economic variables provide a framework for the portfolio's stock selection process.

We consider three primary criteria when selecting stocks for the portfolio. First, we look either for industries with positive long-term outlooks or industries that are undergoing dramatic change. Second, we look for companies with quality management teams and strong franchises. Third, we strive to identify high quality companies with high intrinsic worth as measured by fundamental valuation criteria such as earnings outlook, business prospects, and asset values.

We typically sell a security when a change in an investment theme occurs or when we believe the stock has reached its full value. In addition, we regularly examine the portfolio' s holdings, keeping a watchful eye for early signs of financial deterioration. If a company begins to exhibit financial problems, we
will   review   the   stock   and   may   choose  to  eliminate  our  position.

                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

In future reports, we will measure the portfolio's performance against that of the portfolio's benchmark, the Morgan Stanley Capital International (MSCI) Japan Index.(1)

What were the market conditions like when the portfolio  was launched?

While the portfolio was in operation for only a two-week period as of December 31, 1999, it is important to understand the longer term background of the market in which the portfolio invests.

Overall, 1999 was a year of recovery for the Japanese equity markets. This recovery followed a severe financial crisis that took place at the end of 1998 and plagued all of Asia, including the Japanese market, and eventually spread to Russia and Latin America. In response, the Japanese government began to take steps to resolve the country' s banking problems and encourage businesses to restructure their operations. This restructuring process, often likened to the corporate restructuring that took place in the United States in the early 1990s,
has    been    slow    by    most    accounts.

On the other hand, a host of new, growing Japanese companies in growing niche markets, especially Internet-related and high technology companies, have helped support Japan' s growth over the past year. Gradual restructuring of larger, established companies, coupled with rapid technological growth, resulted in renewed strength in the Japanese economy in 1999.

What is the portfolio's current strategy?

We are pleased with the initial performance of the portfolio. We are also pleased that we have been able to identify investment themes that led to the
inclusion   of   34   stocks   in  the  portfolio  as  of  December  31,  1999.

The  growth  of  technology   represents  one  theme  we've  emphasized  by
maintaining more exposure to the sector than our benchmark. We have avoided the high flying Internet stocks because of their extremely high valuations, and we have instead focused on semiconductor companies that are providing technology infrastructure to "the new economy." As an extension of the portfolio's technology theme, we have also invested in several advertising agencies. Over the past year, many advertising agencies have been paid to launch media campaigns on behalf of start-up Internet companies that are trying to establish their brands.

We also have a favorable outlook for the financial services sector. The Japanese brokerage industry has operated in a depressed market environment for several years now, a phenomenon that has created what we believe are very attractive valuations. At the same time, because of a shrinking cost base, brokerage firms' operations have become much more efficient. With the renewed strength of the Japanese equity market, revenues are growing for many of these companies, making
them    even    more    attractive    candidates    for    investment.

January 14, 2000

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX IS A MARKET CAPITALIZATION INDEX OF JAPANESE COMPANIES BASED ON MSCI-SELECTED CRITERIA.

                                                                  The Portfolio


STATEMENT OF INVESTMENTS



December 31, 1999

COMMON STOCKS--97.5                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN;

Alpine Electronics                                                                                3,000                   47,236

Aoi Advertising Promotion                                                                         3,000                   53,723

Credit Saison                                                                                     3,000                   52,256

DDI                                                                                                   6                   82,200

Daiwa Securities Group                                                                            3,000                   46,942

Dentsu Tec                                                                                          700                   61,650

Fuji Television Network                                                                               5                   68,500

Fujitsu                                                                                           1,000                   45,601

Funai Electric                                                                                      100                   58,910

H.I.S.                                                                                            1,000                   71,337

IBIDEN                                                                                            5,000                   67,521

Ichiyoshi Securities                                                                             11,000                   58,127

KYOTO KIMONO YUZEN                                                                                    8  (a)              54,800

Kawasaki Kisen Kaisha                                                                            42,000                   62,472

Kose                                                                                              1,000                   27,596

Kyorin Pharmaceutical                                                                             1,000                   35,326

Liquid Audio Japan                                                                                    1  (a)              63,509

Mitsubishi Estate                                                                                 6,000                   58,538

Mitsukoshi                                                                                       15,000  (a)              52,843

NEC                                                                                               2,000                   47,656

Nichiei                                                                                           3,800                   82,552

Nippon System Development                                                                           500                   72,903

Nippon Telegraph & Telephone                                                                          4                   68,500

Nissan Motor                                                                                     14,000  (a)              55,074

RYOSHOKU                                                                                          1,000                   55,778

SHOHKOH FUND                                                                                        220                   87,083

SONY                                                                                                300                   88,952

Sakura Bank                                                                                       6,000                   34,759

Sharp                                                                                             3,000                   76,769

Sumitomo Electric Industries                                                                      2,000                   23,114

Tokyo Electric Power                                                                              2,200                   58,988

Toyo Communication Equipment                                                                      4,000  (a)              74,371


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Wako Securities                                                                                  19,000  (a)              50,387

YASKAWA Electric                                                                                  8,000  (a)              56,835
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,946,555)                                                               97.5%                2,002,808

CASH AND RECEIVABLES (NET)                                                                         2.5%                   51,691

NET ASSETS                                                                                       100.0%                2,054,499

A   NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                                  The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  1,946,555  2,002,808

Cash                                                                   51,186

Dividends receivable                                                       96

Other assets                                                            1,174

Due from The Dreyfus Corporation and affliliates                       25,867

                                                                    2,081,131
--------------------------------------------------------------------------------

LIABILITIES ($):

Accrued expenses                                                       26,632
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      2,054,499
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     2,000,000

Accumulated undistributed investment income--net                          505

Accumulated net realized gain (loss) on investments                    (2,259)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3(b)                                           56,253
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       2,054,499
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
   Benefical Interest authorized)                                      160,000

NET ASSET VALUE, offering and redemption price per share ($)             12.84

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

from December 15, 1999 (commencement of operations)  to December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                 1,796

Cash dividends (net of $17 foreign taxes withheld at source)                96

TOTAL INCOME                                                             1,892

EXPENSES:

Investment advisory fee--Note 2(a)                                         925

Auditing fees                                                           15,000

Legal fees                                                              10,000

Custodian fees                                                             622

Registration fees                                                          528

Prospectus and shareholders' reports                                       310

Shareholder servicing costs                                                101

Trustees' fees and expenses--Note 2(b)                                      69

Miscellaneous                                                              625

TOTAL EXPENSES                                                          28,180

Less--expense reimbursement from The Dreyfus Corportation
  due to undertaking--Note 2(a)                                       (26,793)

NET EXPENSES                                                             1,387

INVESTMENT INCOME--NET                                                     505
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on foreign currency transactions             (19,671)

Net realized gain (loss) on forward currency exchange contracts         17,412

NET REALIZED GAIN (LOSS)                                               (2,259)

Net unrealized appreciation (depreciation) on investments               56,253

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  53,994

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    54,499

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS from December 15, 1999 (commencement of operations) to December 31, 1999

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                                     505

Net realized gain (loss) on investments                                (2,259)

Net unrealized appreciation (depreciation) on investments               56,253

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         54,499
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

NET PROCEEDS FROM SHARES SOLD                                        2,000,000

TOTAL INCREASE (DECREASE) IN NET ASSETS                              2,054,499
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                        2,054,499

Undistributed investment income--net                                       505
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                            160,000

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from December 15, 1999 (commencement of operations) to December 31, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period. These figures have been derived from the portfolio's financial statements.


--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                  12.50

Investment Operations:

Investment income-net                                                   .00(a)

Net realized and unrealized
  gain (loss) on investments                                            .34

Total from Investment Operations                                        .34

    Net asset value, end of period                                    12.84
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                       2.64(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                 .07(b)

Ratio of net investment income
  to average net assets                                                 .03(b)

Decrease reflected in above expense ratios
  due to undertakings by The Dreyfus Corporation                       1.35(b)

Portfolio Turnover Rate                                                  --
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  2,054

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company operating as a series company currently offering eleven series, including the Japan Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. (" Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Newton Capital Management Limited ("Newton") an affiliate of Dreyfus, serves as the portfolio' s sub-investment adviser. Premier Mutual Fund Services, Inc. is the distributor of the portfolio' s shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 160,000 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' s operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,796 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A)  Pursuant  to  an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus has undertaken from December 15, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio' s aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.50% of the value of the portfolio's average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $26,793 during the period ended December 31, 1999.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Newton, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the portfolio' s average daily net assets, computed at the following annual rates:

       AVERAGE NET ASSETS

       0 to $100 million . . . . . . . . . . . . . . . . . .       .35 of 1%

       In excess of $100 million to $1 billion . . . . . . .       .30 of 1%

       In excess of $1 billion to $1.5 billion . . . . . . .       .26 of 1%

       In excess of $1.5 billion . . . . . . . . . . . . . .       .20 of 1%


The  portfolio  compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of
Dreyfus,   under  a  transfer  agency  agreement  for  providing  personnel  and facilities to perform transfer agency services for the portfolio.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

(A) The aggregate amount of purchases of investment securities, excluding short-term securities and forward currency exchange contracts, during the period
ended    December    31,    1999,    amounted    to    $1,946,555.

The portfolio enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the portfolio is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the portfolio would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The portfolio realizes a gain if the value of the contract increases between those dates. The portfolio is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At December 31, 1999, there were no forward currency exchange contracts outstanding.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) At December 31, 1999, accumulated net unrealized appreciation on investments was $56,253, consisting of $142,224 gross unrealized appreciation and $85,971 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Japan Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Japan Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of
December 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from December 15, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Japan Portfolio at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 15, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000

                                                                  The Portfolio


                                                           For More Information

                        Dreyfus Investment Portfolios Japan Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Sub-Investment Adviser

                        Newton Capital Management Limited

                        71 Queen Victoria Street

                        London, EC4V 4DR, England

                        Custodian

                        Bank of New York

                        100 Church Street

                        New York, NY 10286

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  189AR9912







================================================================================



Dreyfus

Investment Portfolios, MidCap Stock Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Portfolio Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            20   Report of Independent Auditors

                            21   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                         MidCap Stock Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, MidCap Stock Portfolio, covering the 12-month period from January 1, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed during the reporting period, including a discussion with its portfolio manager, John O'Toole.

The past year has been both highly volatile and rewarding for investors in U.S. stocks, including the mid-capitalization sector of the market. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the Dow Jones Industrial Average, the S&P 500 Index of large-cap stocks, the technology-heavy Nasdaq 100 and the Russell 2000 Index of small-capitalization stocks.

These simultaneous highs masked the remarkable narrowness of the stock market's advance in 1999, however. Growth-oriented midcap stocks handily outperformed value-oriented midcap stocks. Indeed, the market' s stellar performance was generally limited to a handful of highly valued technology and telecommunications companies, some of which had no earnings. In our view, many fundamentally sound midcap companies in other market sectors may now be selling at attractive valuations.

We  appreciate  your  confidence over the past year, and we look forward to your
continued   participation   in   Dreyfus  Investment  Portfolios,  MidCap  Stock
Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Investment Portfolios, MidCap Stock Portfolio perform relative to its benchmark?

For the 12-month period ended December 31, 1999, Dreyfus Investment Portfolios, MidCap Stock Portfolio produced a total return of 10.82%.(1) In contrast, the Standard & Poor' s MidCap 400 Index, which serves as the portfolio's benchmark, produced a total return of 14.72% for the same period.(2)

The portfolio' s approach to stock selection is a "blended" style that looks at both value and growth valuation factors. This past year of 1999 was a time period during which investors paid little attention to traditional value types of factors, such as price/earnings ratio, and instead focused almost entirely on the growth outlook of a company. This implies that any valuation process which included traditional measures of value was not rewarded by the equity markets.

What is the portfolio's investment approach?

The portfolio invests primarily in mid-capitalization companies chosen through a disciplined process that combines computer analysis with human judgment. The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks as attractive, neutral or unattractive investments, based on more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include earnings estimates, profit margins and growth in cash flow. We establish weights for each of these factors based on our analysis of which factors are being rewarded by investors, making adjustments along the way for the uniqueness of various industries and economic sectors. For example, the equity markets may be rewarding companies with strong growth in cash flow, in which case we would add more weight to that factor.

                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

Then our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. We seek to have the portfolio own the best-performing stocks within each economic sector of the S&P MidCap 400 Index.

What other factors influenced the portfolio's performance?

The portfolio' s relative performance was also adversely affected by investor preference for technology- and telecommunications-related companies, whereas by design the portfolio is more broadly diversified to manage risk.

Actually, technology and telecom did not completely dominate the markets until the fourth quarter. In fact, last spring it appeared that investors were turning away from growth and embracing value, as global economies were improving. By late spring, however, the U.S. economy appeared in danger of overheating. Energy prices soared and investors began to worry about inflation, causing the Fed to raise interest rates in June, August and November. Rising interest rates and a spike in the Consumer Price Index created new concerns for investors. As a result, they began to focus on technology and telecommunications, two areas that seemed unaffected by higher interest rates or the ups and downs of the economy.

We continue to adhere to our quantitatively driven computer valuation model for selecting stocks. In addition, we perform fundamental research on portfolio buy-and-sell decisions. For 1999, one of the portfolio's top performers was Young & Rubicam, a global advertising agency that capitalized on the boom in " dot.com" advertising that is so pervasive on radio and television. In biotechnology, Biogen continued to beat Wall Street expectations based on its very successful drug, Avonex, which treats multiple sclerosis, as did MedImmune, a company that develops and markets drugs that treat infectious diseases and cancer. In technology, the value of our holding in Altera, a company that designs and manufactures semiconductors, rose significantly during the year. In addition, VeriSign, an Internet security company for businesses and individuals
seeking    to    conduct    electronic    commerce,

produced very attractive returns. Recently, we added Hispanic Broadcasting, a Spanish-language radio broadcasting company that owns and/or programs U.S. radio stations. The company is capitalizing on the booming growth of the Hispanic population and its increasing consumer spending power, which continue to make Hispanic Broadcasting's radio stations a very attractive advertising vehicle.

Some individual holdings that negatively impacted return were Quintiles Transnational and TJX Companies. Quintiles Transnational is a pharmaceutical industry contract research organization that announced during 1999 the early termination of several large-scale clinical programs, while TJX Companies is a national off-price retailer that generated investor concern over less than expected sales trends.

What is the portfolio's current strategy?

We believe the midcap sector of the market represents a collection of very dynamic and interesting companies, many of whose stock valuations are attractive compared to their large-cap counterparts. Given recent investor preference for high growth companies, our current strategy is to make refinements to the portfolio's investment model in seeking to capitalize on this trend. We continue to strive to select the best-performing midcap stocks in each economic sector.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. THE RETURN FIGURE PROVIDED REFLECTS THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN AGREEMENT IN EFFECT THROUGH DECEMBER 31, 2000, AT WHICH TIME IT MAY BE EXTENDED, TERMINATED OR MODIFIED. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF MEDIUM-CAP STOCK MARKET PERFORMANCE.

                                                                  The Portfolio

PORTFOLIO PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Investment Portfolios, MidCap Stock Portfolio and the Standard & Poor's MidCap 400 Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 12/31/99


                                                                              Inception                              From
                                                                                Date              1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO                                                                      5/1/98             10.82%             4.72%


((+))  SOURCE: LIPPER ANALYTICAL SERVICES, INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS WHICH WILL REDUCE RETURNS.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INVESTMENT PORTFOLIOS, MIDCAP STOCK PORTFOLIO ON 5/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE PORTFOLIO'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES OF THE PORTFOLIO. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A BROAD-BASED INDEX OF 400 COMPANIES WITH MARKET CAPITALIZATIONS GENERALLY RANGING FROM $50 MILLION TO $10 BILLION AND IS A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL MIDCAP STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO PORTFOLIO PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

December 31, 1999



COMMON STOCKS--95.5%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--10.5%

Abercrombie & Fitch, Cl. A                                                                        3,550  (a)              94,741

Alaska Air Group                                                                                  1,950  (a)              68,494

BJ's Wholesale Club                                                                               2,900  (a)             105,850

Blyth Industries                                                                                  2,900  (a)              71,231

Bob Evans Farms                                                                                   2,750                   42,453

Brinker International                                                                             2,750  (a)              66,000

Brunswick                                                                                         2,550                   56,737

Dollar Tree Stores                                                                                2,950  (a)             142,891

Furniture Brands International                                                                    3,750  (a)              82,500

Harley-Davidson                                                                                   1,000                   64,062

Leggett & Platt                                                                                   3,350                   71,816

MGM Grand                                                                                         2,000                  100,625

Miller (Herman)                                                                                   2,750                   63,250

Nautica Enterprises                                                                               2,500  (a)              28,281

Navistar International                                                                            1,400  (a)              66,325

Park Place Entertainment                                                                          4,800  (a)              60,000

Ross Stores                                                                                       7,250                  130,047

TJX Cos.                                                                                          6,250                  127,734

V.F.                                                                                              1,750                   52,500

Zale                                                                                              2,850  (a)             137,869

                                                                                                                       1,633,406

CONSUMER STAPLES--3.3%

Dial                                                                                              2,800                   68,075

Hormel Foods                                                                                      2,150                   87,344

Lancaster Colony                                                                                  2,000                   66,250

Lauder (Estee), Cl. A                                                                             1,650                   83,222

SUPERVALU                                                                                         3,350                   67,000

U.S. Foodservice                                                                                  2,550  (a)              42,712

Universal Foods                                                                                   5,150                  104,931

                                                                                                                         519,534

ELECTRONIC EQUIPMENT--4.3%

Jabil Circuit                                                                                     2,300  (a)             167,900

Johnson Controls                                                                                  1,400                   79,625

Sanmina                                                                                           2,150  (a)             214,731

Sawtek                                                                                            1,700  (a)             113,156

Waters                                                                                            1,750  (a)              92,750

                                                                                                                         668,162

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY--6.7%

Diamond Offshore Drilling                                                                         3,300                  100,856

KeySpan                                                                                           4,100                   95,069

LG&E Energy                                                                                       2,650                   46,209

Murphy Oil                                                                                        1,550                   88,931

NICOR                                                                                             2,250                   73,125

Peoples Energy                                                                                    3,250                  108,875

Questar                                                                                           3,800                   57,000

Santa Fe International                                                                            2,250                   58,219

Tidewater                                                                                         2,650                   95,400

Transocean Sedco Forex                                                                            4,100                  138,119

Ultramar Diamond Shamrock                                                                         4,050                   91,884

Vastar Resources                                                                                  1,400                   82,600

                                                                                                                       1,036,287

HEALTH CARE--10.2%

Allergan                                                                                          3,550                  176,613

BioChem Pharma                                                                                    3,450  (a)              75,037

Biogen                                                                                            4,100  (a)             346,450

Biomet                                                                                            3,500                  140,000

Chiron                                                                                            3,800  (a)             161,025

Health Management Associates, Cl. A                                                               9,450  (a)             126,394

Lincare Holdings                                                                                  2,300  (a)              79,781

MedImmune                                                                                         1,800  (a)             298,575

Patterson Dental                                                                                    450  (a)              19,181

Universal Health Services, Cl. B                                                                  2,350  (a)              84,600

VISX                                                                                              1,450  (a)              75,038

                                                                                                                       1,582,694

INTEREST SENSITIVE--12.3%

Associated Banc-Corp                                                                              2,400                   82,200

Block (H&R)                                                                                       1,700                   74,375

City National                                                                                     3,850                  126,809

Cullen/Frost Bankers                                                                              2,850                   73,387

Dime Bancorp                                                                                      4,350                   65,794

Edwards (A.G.)                                                                                    3,350                  107,409

First Tennessee National                                                                          3,900                  111,150

Golden West Financial                                                                             3,100                  103,850

Mercantile Bankshares                                                                             3,250                  103,797

Metris Cos.                                                                                       2,200                   78,513


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Mutual Risk Management                                                                            2,850                   47,916

Nationwide Financial Services, Cl. A                                                              2,350                   65,653

North Fork Bancorp                                                                                6,650                  116,375

PMI Group                                                                                         2,800                  136,675

Pacific Century Financial                                                                         4,050                   75,684

Paine Webber Group                                                                                  850                   32,991

Radian Group                                                                                      1,550                   74,013

RenaissanceRe Holdings                                                                              600                   24,525

T. Rowe Price Associates                                                                          3,400                  125,588

Travelers Property Casualty, Cl. A                                                                2,350                   80,488

UnionBanCal                                                                                       1,750                   69,016

Union Planters                                                                                    3,450                  136,059

                                                                                                                       1,912,267

PRODUCER GOODS--9.0%

AK Steel Holding                                                                                  1,750                   33,031

American Power Conversion                                                                         2,800  (a)              73,850

Briggs & Stratton                                                                                 1,400                   75,075

CNF Transportation                                                                                1,250                   43,125

Caraustar Industries                                                                              3,250                   78,000

Centex                                                                                            2,550                   62,953

Centex Construction Products                                                                      1,750                   68,250

Cleveland-Cliffs                                                                                    400                   12,450

Cordant Technologies                                                                              2,050                   67,650

Cytec Industries                                                                                  3,700  (a)              85,562

Dexter                                                                                            1,150                   45,713

Engelhard                                                                                         3,800                   71,725

Georgia-Pacific (Timber Group)                                                                    1,650                   40,631

Helix Technology                                                                                  1,650                   73,941

Kansas City Southern Industries                                                                   1,400                  104,475

Louisiana-Pacific                                                                                 5,300                   75,525

Parker-Hannifin                                                                                   1,500                   76,969

Sealed Air                                                                                        1,650  (a)              85,491

Sherwin-Williams                                                                                  3,050                   64,050

Trinity Industries                                                                                3,350                   95,266

USFreightways                                                                                     1,350                   64,631

                                                                                                                       1,398,363

                                                                                                                     The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES--11.6%

Belo (A.H.), Cl. A                                                                                3,750                   71,484

Convergys                                                                                         6,350  (a)             195,262

DST Systems                                                                                       1,050  (a)              80,128

DeVry                                                                                             4,000  (a)              74,500

Hertz, Cl. A                                                                                      4,100                  205,513

Hispanic Broadcasting                                                                               850  (a)              78,386

Knight-Ridder                                                                                     1,100                   65,450

McClatchy, Cl. A                                                                                  1,500                   64,875

Proxicom                                                                                          1,050                  130,528

Pulitzer                                                                                            900                   36,281

Quintiles Transnational                                                                           3,850  (a)              71,947

Telephone & Data Systems                                                                            750                   94,500

United States Cellular                                                                              850  (a)              85,797

Univision Communications, Cl. A                                                                   1,150  (a)             117,516

VeriSign                                                                                          1,000  (a)             190,937

Washington Post, Cl. B                                                                              200                  111,175

Young & Rubicam                                                                                   1,950                  137,962

                                                                                                                       1,812,241

TECHNOLOGY--21.5%

Altera                                                                                            5,100  (a)             252,769

Check Point Software Technologies                                                                 1,050  (a)             208,688

Compuware                                                                                         4,800  (a)             178,800

Extreme Networks                                                                                  1,450                  121,075

iXL Enterprises                                                                                   2,300                  127,650

Legato Systems                                                                                    1,550  (a)             106,659

Lexmark International Group, Cl. A                                                                1,150  (a)             104,075

Linear Technology                                                                                 2,400                  171,750

Maxim Integrated Products                                                                         8,200  (a)             386,937

RF Micro Devices                                                                                  2,000  (a)             136,875

Rational Software                                                                                 1,650  (a)              81,056

Razorfish                                                                                         1,050                   99,881

Redback Networks                                                                                    900                  159,750

Sabre Holdings                                                                                    3,850  (a)             197,313

Symantec                                                                                          1,700  (a)              99,663

Synopsys                                                                                          1,150  (a)              76,762

USWeb                                                                                             2,300  (a)             102,206


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

VERITAS Software                                                                                  2,875  (a)             411,484

Vignette                                                                                            800                  130,400

Vitesse Semiconductor                                                                             3,750  (a)             196,641

                                                                                                                       3,350,434

UTILITIES--6.1%

Allegheny Energy                                                                                  4,050                  109,097

CenturyTel                                                                                        1,450                   68,694

Constellation Energy Group                                                                        2,400                   69,600

DTE Energy                                                                                        3,550                  111,381

Energy East                                                                                       4,800                   99,900

GPU                                                                                               2,850                   85,322

NSTAR                                                                                             2,700                  109,350

Northern States Power                                                                             2,650                   51,675

OGE Energy                                                                                        5,200                   98,800

Pinnacle West Capital                                                                             1,950                   59,597

Sierra Pacific Resources                                                                          2,802                   48,510

TECO Energy                                                                                       2,350                   43,622

                                                                                                                         955,548

TOTAL COMMON STOCKS

   (cost $12,973,603)                                                                                                 14,868,936
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--3.4%                                                                 Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Greenwich Capital Markets, Tri-Party

  Repurchase Agreement, 2.8%, dated

  12/31/1999, due 1/3/2000, in the amount

  of $525,123 (fully collateralized by

  $555,000 U.S. Treasury Inflation Protected

  Securities, 3.875%, 4/15/2029, value $535,760)

   (cost $525,000)                                                                              525,000                  525,000
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $13,498,603)                                                              98.9%               15,393,936

CASH AND RECEIVABLES (NET)                                                                         1.1%                  168,939

NET ASSETS                                                                                       100.0%               15,562,875

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                                  The Portfolio

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   --Note 1(b)                                          13,498,603    15,393,936

Cash                                                                     177,873

Dividends and interest receivable                                         13,476

Prepaid expenses                                                          20,834

                                                                      15,606,119
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                             7,415

Accrued expenses and other liabilities                                   35,829

                                                                         43,244
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       15,562,875
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      13,948,747

Accumulated undistributed investment income--net                            300

Accumulated net realized gain (loss) on investments                   (281,505)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,895,333
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       15,562,875
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      1,157,576

NET ASSET VALUE, offering and redemption price per share ($)             13.44

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $134 foreign taxes withheld at source)          135,057

Interest                                                                17,894

TOTAL INCOME                                                           152,951

EXPENSES:

Investment advisory fee--Note 3(a)                                      92,701

Legal fees                                                              25,804

Auditing fees                                                           18,401

Prospectus and shareholders' reports                                    16,069

Custodian fees--Note 3(a)                                               13,212

Organization expenses                                                    6,206

Trustees' fees and expenses--Note 3(b)                                   5,442

Registration fees                                                          942

Shareholder servicing costs                                                583

Miscellaneous                                                              988

TOTAL EXPENSES                                                         180,348

Less--reduction in investment advisory fee due to

   undertaking--Note 3(a)                                              (59,994)

NET EXPENSES                                                           120,354

INVESTMENT INCOME--NET                                                  32,597
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4($):

Net realized gain (loss) on investments                                455,052

Net unrealized appreciation (depreciation) on investments            1,039,391

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,494,443

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,527,040

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended December 31,
                                                  ------------------------------

                                                     1999              1998(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             32,597              14,763

Net realized gain (loss) on investments           455,052            (736,557)

Net unrealized appreciation (depreciation)
      on investments                            1,039,391             855,942

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,527,040             134,148
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                           (38,834)             (18,543)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   6,399,007          11,816,688

Dividends reinvested                               38,834              18,543

Cost of shares redeemed                       (2,869,302)          (1,494,706)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            3,568,539           10,340,525

TOTAL INCREASE (DECREASE) IN NET ASSETS        5,056,745           10,456,130
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            10,506,130              50,000

END OF PERIOD                                  15,562,875          10,506,130

Undistributed investment income--net                  300                331
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       527,232             996,748

Shares issued for dividends reinvested              2,989               1,611

Shares redeemed                                 (236,335)            (138,669)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     293,886              859,690

(A)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolio's financial statements.

                                                         Year Ended December 31,
                                                        ------------------------
                                                             1999        1998(a)
--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                        12.16        12.50

Investment Operations:

Investment income--net                                        .03(b)       .02

Net realized and unrealized

   gain (loss) on investments                                1.28         (.34)

Total from Investment Operations                             1.31         (.32)

Distributions:

Dividends from investment income--net                        (.03)        (.02)

Net asset value, end of period                              13.44        12.16
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                          10.82        (2.53)(c)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                      .97          .67(c)

Ratio of net investment income

   to average net assets                                     .26          .18(c)

Decrease reflected in above expense ratios

   due to undertakings by The Dreyfus Corporation            .49          .60(c)

Portfolio Turnover Rate                                    77.73        75.74(c)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                      15,563        10,506

(A)  FROM MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1998.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company, operating as a series company currently offering eleven series, including the MidCap Stock Portfolio (the "portfolio"). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The portfolio is a diversified series. The portfolio's investment objective is to provide investment results that are greater than the total return performance of publicly-traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400 Index. The Dreyfus Corporation ("Dreyfus") serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

As of December 31, 1999, MBC Investments Corp., an indirect subsidiary of Mellon Financial Corporation, held 309,485 shares of the portfolio.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $536 during the period ended December 31, 1999 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the portfolio's Manager, subject to the seller's agreement to repurchase and the portfolio's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the portfolio's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the portfolio maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually,
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the portfolio not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The portfolio has an unused capital loss carryover of approximately $188,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. If not applied, the carryover expires in fiscal 2006.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $6,206 and decreased paid-in capital by $6,206. Net assets were not affected by this reclassification.

NOTE 2-Bank Line of Credit:

The portfolio participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the portfolio at rates which are related to the Federal Funds rate in effect at the time of borrowings. During the period ended December 31, 1999, the portfolio did not borrow under the line of credit.

NOTE 3--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio's average daily net assets and is payable monthly. Dreyfus has undertaken from January 1, 1999 through December 31, 2000, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate annual expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $59,994 during the period ended December 31, 1999.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $71 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $13,212 pursuant to the custody agreement.

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $12,444,356 and $9,331,600, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was
$1,895,333,   consisting   of   $3,034,385  gross  unrealized  appreciation  and
$1,139,052 gross unrealized depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                  The Portfolio

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Investment Portfolios, MidCap Stock Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, MidCap Stock Portfolio (one of the series constituting Dreyfus Investment Portfolios) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, MidCap Stock Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes the portfolio hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 1999 as qualifying for the corporate dividends received deduction.

                                                                  The Portfolio

                                                           For More Information

                        Dreyfus

                        Investment Portfolios,

                        MidCap Stock Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  174AR9912





================================================================================




Dreyfus

Investment Portfolios, Technology Growth Portfolio

ANNUAL REPORT December 31, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured  * Not Bank-Guaranteed  * May Lose Value

Year 2000 Issues (Unaudited)

The portfolio could be adversely affected if the computer systems used by Dreyfus and the portfolio's other service providers do not properly process and calculate date-related information from and after January 1, 2000. Dreyfus has taken steps designed to avoid year 2000-related problems in its systems and to monitor the readiness of other service providers. In addition, issuers of securities in which the portfolio invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the portfolio's investments and its share price.


                                 Contents

                                 THE PORTFOLIO
------------------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                            17   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                  The Portfolio

                                                 Dreyfus Investment Portfolios,

                                                    Technology Growth Portfolio

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Investment Portfolios, Technology Growth Portfolio, covering the period from the portfolio's inception on August 31, 1999 through December 31, 1999. Inside, you'll find valuable information about how the portfolio was managed, including a discussion with the primary portfolio manager, Mark Herskovitz.

The reporting period has been highly rewarding for investors in technology stocks. On December 31, the last trading day of 1999, most major stock market indices hit new highs, including the technology-heavy Nasdaq 100, which rose more than 85% in 1999. Investors have evidently believed that the Internet, biotechnology and other leading-edge technologies are transforming the ways we communicate and do businesses, and they have been flocking to these fast-growing companies to participate in the "information revolution."

We   appreciate   your   confidence  and  we  look  forward  to  your  continued
participation in Dreyfus Investment Portfolios, Technology Growth Portfolio.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 14, 2000




DISCUSSION OF PERFORMANCE

Mark Herskovitz, Primary Portfolio Manager

How did Dreyfus Investment Portfolios, Technology Growth Portfolio perform relative to its benchmark?

For the period from the Dreyfus Investment Portfolios, Technology Growth Portfolio' s inception on August 31, 1999 to December 31, 1999, the portfolio produced a total return of 55.60%.(1) In comparison, the Morgan Stanley High Technology 35 Index provided a total return of 54.24%(2) and the Standard & Poor' s 500((reg.tm) ) Composite Stock Price Index ("S&P 500 Index") provided a total return of 11.72%(3) for the same period.

We attribute the portfolio's good performance to the strength of the technology sector and the portfolio's investment strategy, which emphasizes diversification among 10 different technology-related market sectors. By maintaining a broadly diversified portfolio, we held a variety of companies that enjoyed growing demand for their products and services. At the same time, our diversification strategy helped cushion the effects of individual disappointments on the portfolio.

Investors should note, however, that returns such as these should not be expected over the long term. Technology companies involve greater risk because their earnings tend to be less predictable and their share prices tend to be more volatile than companies in other sectors.

What is the portfolio's investment approach?

The portfolio seeks capital appreciation by investing primarily in growth companies of any size that we believe are leading producers or beneficiaries of technological innovation. These investments may include companies in the
computer,    semiconductor,    electronics,   communications,   health   care,
biotechnology, computer software and hardware, electronic components and systems, networking and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

                                                                  The Portfolio


DISCUSSION OF PERFORMANCE (CONTINUED)

When evaluating investment opportunities, we first assess economic and market conditions in an attempt to identify trends that we believe are likely to drive demand within the various technology-related sectors. Second, we strive to identify the companies that are most likely to benefit from these overall trends. Typically, these companies are leaders in their market segments, characterized by rapid earnings growth and dominant market shares. We conduct extensive fundamental research to understand these companies' competitive advantages and to evaluate their ability to maintain their leadership positions over time.

This process enables us to select leading technology companies for the portfolio. Many of those stocks are considered core holdings that we believe will lead their industry segments over the long term. We complement these positions with non-core holdings that we believe will provide above-average gains over a shorter time frame.

Although the portfolio looks for companies with the potential for strong earnings growth rates, some of the portfolio's investments may currently be experiencing losses. Moreover, the portfolio may invest in small-, mid- and large-cap securities in all available trading markets, including initial public offerings and the aftermarket.

What other factors influenced the portfolio's performance?

At the time of the portfolio's inception, the U.S. economy was growing more strongly than most analysts and economists had previously anticipated. While faster than expected domestic growth affected some stocks negatively because of the adverse effects of higher interest rates on borrowing costs, many technology stocks benefited from greater demand for their products and services. In addition, positive economic growth in Europe and Asia helped provide an outlet for many technology products, including some of the older product lines such as PC software, semiconductors and data networking. Finally, the rapid growth of communication-related companies has continued in such areas as local and long-distance telephone networks, Internet services and cable television.

From August through year-end, technology stocks rallied strongly, making the technology area the top-performing market sector by a wide margin. While the portfolio participated strongly in this rally through core holdings such as CMGI and Yahoo!, we tended to avoid more speculative stocks that did not meet our fundamental investment criteria.

What is the portfolio's current strategy?

We have strived to prepare the portfolio for both opportunities and risks in the months ahead. Regarding risk, we believe that the technology sector is likely to continue to experience high levels of volatility. Investors should therefore not be surprised to see periodic declines in technology stocks, especially if inflation fears persist and interest rates rise. Our strategy in seeking to weather such volatility is to maintain a broadly diversified portfolio and to focus on companies that our research indicates are fundamentally sound and in good positions to prosper from technological advances.

Over the longer term, we believe that the economic and business fundamentals that have driven technology stocks higher have remained largely intact. Our strategy in seeking to capture the growth potential of these companies is to buy and hold stocks of companies that we believe have innovative products, exciting technologies and experienced management teams. By focusing on the long-term potential of such companies, we believe that the portfolio can continue to benefit from rising demand for the products and services they produce.

January 14, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION PORTFOLIO SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIO'S PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF ADDITIONAL CHARGES AND EXPENSES IMPOSED IN CONNECTION WITH INVESTING IN VARIABLE INSURANCE CONTRACTS, WHICH WILL REDUCE RETURNS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF PORTFOLIO EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE PORTFOLIO'S RETURNS WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY HIGH TECHNOLOGY 35 INDEX IS AN UNMANAGED EQUAL DOLLAR-WEIGHTED INDEX OF 35 STOCKS FROM THE ELECTRONICS-BASED SUBSECTORS.

(3) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                                  The Portfolio

STATEMENT OF INVESTMENTS

December 31, 1999


COMMON STOCKS--98.9%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMPUTER SERVICES--1.7%

Automatic Data Processing                                                                        20,500                1,104,438

DATA STORAGE--6.6%

Brocade Communications Systems                                                                    8,000  (a)           1,416,000

EMC                                                                                              14,200  (a)           1,551,350

Network Appliance                                                                                16,500  (a)           1,370,531

                                                                                                                       4,337,881

HARDWARE--9.7%

Apple Computer                                                                                   11,000  (a)           1,130,938

Dell Computer                                                                                    23,700  (a)           1,208,700

Flextronics International                                                                        23,200  (a)           1,067,200

Jabil Circuit                                                                                     3,900  (a)             284,700

Lexmark International Group, Cl. A                                                               15,900  (a)           1,438,950

Sun Microsystems                                                                                 16,000  (a)           1,239,000

                                                                                                                       6,369,488

INTERNET--11.9%

America Online                                                                                   15,000  (a)           1,131,563

CMGI                                                                                              5,400  (a)           1,495,125

eBay                                                                                              9,500  (a)           1,189,281

eToys                                                                                            17,000  (a)             446,250

VeriSign                                                                                         11,500  (a)           2,195,781

Yahoo                                                                                             3,200  (a)           1,384,600

                                                                                                                       7,842,600

NETWORKING--6.4%

Cisco Systems                                                                                    15,200  (a)           1,628,300

Finisar                                                                                          14,200  (a)           1,276,225

Sycamore Networks                                                                                 4,200  (a)           1,293,600

                                                                                                                       4,198,125

SEMICONDUCTORS--14.5%

Intel                                                                                            15,000                1,234,687

Micrel                                                                                           22,600  (a)           1,286,788

PMC-Sierra                                                                                        9,300  (a)           1,490,906

RF Micro Devices                                                                                 18,000  (a)           1,231,875

Sawtek                                                                                           21,700  (a)           1,444,406

Taiwan Semiconductor Manufacturing, ADR                                                          28,500  (a)           1,282,500

Vitesse Semiconductor                                                                            30,200  (a)           1,583,612

                                                                                                                       9,554,774


COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT--8.7%

Applied Materials                                                                                10,300  (a)           1,304,881

KLA-Tencor                                                                                       11,500  (a)           1,280,812

PRI Automation                                                                                   23,500  (a)           1,577,437

Teradyne                                                                                         23,700  (a)           1,564,200

                                                                                                                       5,727,330

SOFTWARE--15.2%

BroadVision                                                                                       7,500  (a)           1,275,469

Clarify                                                                                          10,500  (a)           1,323,000

Legato Systems                                                                                   20,200  (a)           1,390,013

Microsoft                                                                                        11,800  (a)           1,377,650

Oracle                                                                                           11,800  (a)           1,322,338

Rational Software                                                                                20,000  (a)             982,500

Siebel Systems                                                                                   11,500  (a)             966,000

Synopsys                                                                                         19,700  (a)           1,314,975

                                                                                                                       9,951,945

TELECOMMUNICATION EQUIPMENT--15.6%

Internap Network Services                                                                        12,800  (a)           2,214,400

JDS Uniphase                                                                                     13,600  (a)           2,193,850

Lucent Technologies                                                                              16,500                1,234,406

Nokia Oyj, ADR                                                                                    7,700                1,463,000

SDL                                                                                               8,500                1,853,000

Tellabs                                                                                          20,000  (a)           1,283,750

                                                                                                                      10,242,406

TELECOMMUNICATION SERVICES--8.6%

MCI WorldCom                                                                                     29,400  (a)           1,560,038

Metromedia Fiber Network, Cl. A                                                                  27,300  (a)           1,308,694

NEXTLINK Communications, Cl. A                                                                   17,700  (a)           1,470,206

Qwest Communications                                                                             30,500  (a)           1,311,500

                                                                                                                       5,650,438

TOTAL COMMON STOCKS

   (cost $50,243,970)                                                                                                 64,979,425

                                                                                                                      The Portfolio

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal

SHORT-TERM INVESTMENTS--5.1%                                                                  Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

5.17%, 1/13/2000                                                                               1,089,000               1,087,595

5.06%, 2/10/2000                                                                               1,160,000               1,154,026

5.26%, 3/23/2000                                                                                 926,000                 915,564

5.13%, 3/30/2000                                                                                 187,000                 184,668

TOTAL SHORT-TERM INVESTMENTS

   (cost $3,340,135)                                                                                                   3,341,853
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $53,584,105)                                                             104.0%               68,321,278

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (4.0%)              (2,614,012)

NET ASSETS                                                                                       100.0%               65,707,266

A NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999

                                                              Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  53,584,105  68,321,278

Cash                                                                  1,762,511

Receivable for investment securities sold                               422,688

Dividends receivable                                                      1,269

                                                                     70,507,746
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            39,104

Payable for investment securities purchased                           4,725,791

Accrued expenses                                                         35,585

                                                                      4,800,480
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,707,266
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      50,844,658

Accumulated net realized gain (loss) on investments                     125,435

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                            14,737,173
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       65,707,266
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized)
                                                                      3,378,492

NET ASSET VALUE, offering and redemption price per share ($)              19.45

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

STATEMENT OF OPERATIONS

from August 31, 1999 (commencement of operations)  to December 31, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                                49,523

Cash dividends                                                           1,845

TOTAL INCOME                                                            51,368

EXPENSES:

Investment advisory fee--Note 2(a)                                      57,840

Auditing fees                                                           20,156

Registration fees                                                       14,135

Custodian fees--Note 2(a)                                                8,268

Prospectus and shareholders' reports                                       675

Shareholder servicing costs                                                174

Trustee's fees and expenses--Note 2(b)                                      84

Miscellaneous                                                              626

TOTAL EXPENSES                                                         101,958

Less--expense reimbursement from The Dreyfus Corporation
    due to undertaking-Note 2(a)                                       (19,780)

NET EXPENSES                                                            82,178

INVESTMENT (LOSS)                                                      (30,810)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                156,245

Net unrealized appreciation (depreciation) on investments           14,737,173

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              14,893,418

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,862,608

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

from August 31, 1999 (commencement of operations)  to December 31, 1999

--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                                     (30,810)

Net realized gain (loss) on investments                                156,245

Net unrealized appreciation (depreciation) on investments           14,737,173

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     14,862,608
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                                       55,130,348

Cost of shares redeemed                                            (4,285,690)

INCREASE (DECREASE) IN NET ASSETS FROM BENEFICIAL INTEREST
TRANSACTIONS                                                        50,844,658

TOTAL INCREASE (DECREASE) IN NET ASSETS                             65,707,266
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                                         --

END OF PERIOD                                                       65,707,266
-------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                                          3,639,182

Shares redeemed                                                      (260,690)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        3,378,492

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Portfolio

FINANCIAL HIGHLIGHTS

The following table describes the performance for the period from August 31, 1999 (commencement of operations) to December 31, 1999. Total return shows how much your investment in the portfolio would have increased (or decreased) during the period. These figures have been derived from the portfolio financial statements.

--------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                     12.50

Investment Operations:

Investment (loss)                                                       (.02)(a)

Net realized and unrealized

  gain (loss) on investments                                              6.97

Total from Investment Operations                                          6.95

Net asset value, end of period                                           19.45
--------------------------------------------------------------------------------

TOTAL RETURN (%)                                                        55.60(b)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                   .36(b)

Ratio of net investment (loss)

  to average net assets                                                 (.14)(b)

Decrease reflected in above expense ratio

  due to undertaking by The Dreyfus Corporation                           .09(b)

Portfolio Turnover Rate                                                 20.01(b)
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                    65,707

A BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

B NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Investment Portfolios (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company operating as a series company currently offering eleven series, including the Technology Growth Portfolio (the "portfolio" ). The portfolio is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies.The portfolio is a diversified series. The portfolio's investment objective is to provide long-term capital growth. The Dreyfus Corporation (" Dreyfus" ) serves as the portfolio's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Premier Mutual Fund Services, Inc. is the distributor of the portfolio's shares, which are sold without a sales charge.

The fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The portfolio' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies
                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and
unrealized    gain    or    loss    from    investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the portfolio received net earnings credits of $1,254 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, are normally declared and paid annually, but the portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the portfolio not to distribute such gain.


(E) FEDERAL INCOME TAXES: It is the policy of the portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended December 31, 1999, the portfolio increased accumulated undistributed investment income-net by $30,810 and decreased accumulated net realized gain (loss) on investments by $30,810. Net assets were not affected by this reclassification.

NOTE 2--Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the portfolio' s average daily net assets and is payable monthly. Dreyfus had undertaken from August 31, 1999 through December 31, 1999, to reduce the investment advisory fee and reimburse such excess expenses paid by the portfolio, to the extent that the portfolio's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.25% of the value of the portfolio's average daily net assets. The reduction in investment advisory fee, pursuant to the undertaking, amounted to $19,780 during the period ended December 31, 1999.

The portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $15 pursuant to the transfer agency agreement.

The portfolio compensates Mellon under a custody agreement for providing custodial services for the portfolio. During the period ended December 31, 1999, the portfolio was charged $8,268 pursuant to the custody agreement.

                                                                  The Portfolio

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 1999, amounted to $54,804,731 and $4,717,551, respectively.

At December 31, 1999, accumulated net unrealized appreciation on investments was
$14,737,173,   consisting  of  $15,030,134  gross  unrealized  appreciation  and
$292,961    gross    unrealized    depreciation.

At December 31, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus Investment Portfolios, Technology Growth Portfolio

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Investment Portfolios, Technology Growth Portfolio (one of the series constituting the Dreyfus Investment Portfolios) as of December 31, 1999, and the related statements of operations and changes in net assets and financial highlights for the period from August 31, 1999 (commencement of operations) to December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Investment Portfolios, Technology Growth Portfolio at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the period from August 31, 1999 to December 31, 1999, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 7, 2000

                                                                  The Portfolio


                                                           For More Information

                        Dreyfus Investment Portfolios,

                        Technology Growth Portfolio

                        200 Park Avenue

                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent &

                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.

                        60 State Street

                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-554-4611 or 516-338-3300

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

Attn: Institutional Servicing

(c) 2000 Dreyfus Service Corporation                                  175AR9912